                           AIM EMERGING MARKETS FUND
                                 A PORTFOLIO OF
                              AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                                                               December 28, 1998

Dear Shareholder:

Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of AIM Emerging Markets Fund ("Emerging Markets Fund") with AIM Developing Markets Fund ("Developing Markets Fund") (each a "Fund"). Each Fund is a series of AIM Investment Funds ("Trust"), an open-end management investment company organized as a Delaware business trust. If the proposal is approved and implemented, each shareholder of Emerging Markets Fund automatically would become a shareholder of Developing Markets Fund.

Emerging Markets Fund and Developing Markets Fund both invest in the securities of emerging and developing market companies. The investment objective and policies of the Emerging Markets Fund are similar to the investment objectives and policies of Developing Markets Fund. A I M Advisors, Inc. ("Advisor") serves as investment advisor and INVESCO Asset Management Ltd. (London) ("INVESCO London") serves as investment sub-advisor to both Funds. The Board of Trustees believes that combining the two Funds will benefit Emerging Markets Fund's shareholders by providing them with a portfolio that has a broader investment mandate than Emerging Markets Fund. To achieve its primary investment objective of long-term capital appreciation and secondary objective of income to the extent consistent with capital appreciation, Developing Markets Fund may invest more extensively in debt securities than may Emerging Markets Fund. As a result, Developing Markets Fund possesses greater flexibility than Emerging Markets Fund to respond effectively to volatility in the equity markets. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses, and performance histories of the Funds.

Shareholders of Emerging Markets Fund are being asked to approve a Plan of Reorganization and Termination that will govern the reorganization of Emerging Markets Fund into Developing Markets Fund. After careful consideration, the Board of Trustees of AIM Investment Funds has unanimously approved the proposal and recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is important. Please take a moment now to sign and return your proxy cards in the enclosed postage-paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares. You may also vote your shares on the web at http://www.aimfunds.com by following the instructions that appear on the enclosed proxy insert.

Thank you for your cooperation and continued support.

                                          Sincerely,

                                          /s/ ROBERT H. GRAHAM

                                          Robert H. Graham
                                          Chairman of the Board and President

                           AIM EMERGING MARKETS FUND

                                 A PORTFOLIO OF
                              AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 10, 1999

TO THE SHAREHOLDERS OF AIM EMERGING MARKETS FUND:

     NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders ("Meeting") of AIM Emerging Markets Fund ("Emerging Markets Fund"), an investment portfolio of AIM Investment Funds (the "Trust"), will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046, on February 10, 1999, at 3:00 p.m., local time, for the following purposes:

     1. To consider a Plan of Reorganization and Termination (the "Plan") that provides for the combination of Emerging Markets Fund and Developing Markets Fund (the "Reorganization"). Pursuant to the Plan, all of the assets of Emerging Markets Fund will be transferred to AIM Developing Markets Fund ("Developing Markets Fund"), Developing Markets Fund will assume all of the liabilities of Emerging Markets Fund, and the Trust will issue to each shareholder a number of full and fractional shares of the applicable class of Developing Markets Fund having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares of beneficial interest in the corresponding class of Emerging Markets Fund. The value of each Emerging Markets Fund shareholder's account with Developing Markets Fund immediately after the Reorganization will be same as the value of such shareholder's account with Emerging Markets Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization; and

     2. To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournment thereof, in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on December 8, 1998, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF THE TRUST. YOU MAY ALSO VOTE YOUR SHARES THROUGH A WEB SITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY INSERT. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE TRUST AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.

                                          Helge K. Lee
                                          Vice President and Secretary

December 28, 1998

                           AIM EMERGING MARKETS FUND
                          AIM DEVELOPING MARKETS FUND
                                 PORTFOLIOS OF
                              AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046
                           TOLL FREE: (800) 454-0327

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                            DATED: DECEMBER 28, 1998

     This document is being furnished in connection with a Special Meeting of Shareholders of AIM Emerging Markets Fund ("Emerging Markets Fund"), an investment portfolio of AIM Investment Funds (the "Trust"), a Delaware business trust, to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046 on February 10, 1999 at 3:00 p.m., local time (such meetings and any adjournments thereof are referred to as the "Meeting"). At the Meeting, the shareholders of Emerging Markets Fund are being asked to consider and approve a Plan of Reorganization and Termination (the "Plan") that provides for the combination of Emerging Markets Fund with AIM Developing Markets Fund ("Developing Markets Fund") (the "Reorganization"). The Plan is attached as Appendix I to this Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY APPROVED THE PLAN AS BEING IN THE BEST INTEREST OF EMERGING MARKETS FUND'S SHAREHOLDERS.

     Pursuant to the Plan, all of the assets of Emerging Markets Fund will be transferred to Developing Markets Fund, Developing Markets Fund will assume all of the liabilities of Emerging Markets Fund, and the Trust will issue a number of full and fractional shares of the applicable class of Developing Markets Fund having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares of beneficial interest in the corresponding class of Emerging Markets Fund. The value of each Emerging Markets Fund shareholder's account with Developing Markets Fund immediately after the Reorganization will be same as the value of such shareholder's account with Emerging Markets Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

     Developing Markets Fund is a non-diversified series of the Trust, which is an open-end management investment company comprised of several outstanding series (including Developing Markets Fund and Emerging Markets Fund). Developing Markets Fund's primary investment objective is long-term capital appreciation; its secondary investment objective is income, to the extent consistent with seeking capital appreciation. Developing Markets Fund seeks to achieve its investment objectives by investing primarily in equity securities of emerging market issuers. Developing Markets Fund may also invest up to 50% of its total assets in various types of emerging market debt securities.

     This Proxy Statement/Prospectus sets forth the information that a shareholder of Emerging Markets Fund should know before voting on the Plan. It should be read and retained for future reference.

     The current Prospectus of Emerging Markets Fund, dated September 8, 1998, along with the Supplement to the Prospectus of AIM Emerging Markets Fund, dated September 28, 1998 and December 14, 1998, together with the related Statement of Additional Information, dated September 8, 1998 along with the Supplement to the Statement of Additional Information dated October 16, 1998, along with the Annual Report to Shareholders for the fiscal year ended October 31, 1998, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference into this Proxy Statement/Prospectus. The current Prospectus of Developing Markets Fund, dated September 8, 1998, along with the Supplement to the Prospectus of AIM Developing Markets Fund, dated December 14, 1998, together with the related Statement of Additional Information, dated September 8, 1998 along with the Supplement to the Statement of Additional Information dated October 16, 1998, along with the Annual Report to Shareholders for the fiscal year ended October 31, 1998, are on file with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. A copy of the prospectus of Developing Markets Fund is attached as Appendix II to this Proxy Statement/Prospectus. Such documents are available without charge by writing to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246. The SEC maintains a web site at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about the Trust. Additional information about Emerging Markets Fund and Developing Markets Fund may also be obtained on the web at http://www.aimfunds.com.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
REASONS FOR THE REORGANIZATIONS.............................    2
  Board Considerations......................................    2
SYNOPSIS....................................................    3
  The Reorganization........................................    3
  Comparison of the Funds...................................    4
COMPARISON OF PRINCIPAL RISK FACTORS........................    8
  Non-Diversified Classification............................    8
  Investing in Emerging Markets.............................    8
  Lower Quality Debt........................................    8
  Sovereign Debt............................................    9
  Currency Risk.............................................    9
  Options, Futures, and Foreign Currency Transactions.......   10
FINANCIAL HIGHLIGHTS........................................   10
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION.............   13
  Terms of the Reorganization...............................   13
  The Reorganization........................................   13
  Description of Securities to be Issued....................   13
  Purchases, Redemptions, and Exchanges of Shares...........   14
  Dividends and Other Distributions.........................   14
  Accounting Treatment......................................   15
  Federal Tax Considerations................................   15
ORGANIZATION OF THE FUNDS...................................   16
OWNERSHIP OF EMERGING MARKETS FUND AND DEVELOPING MARKETS
  FUND SHARES...............................................   16
CAPITALIZATION..............................................   18
LEGAL MATTERS...............................................   18
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................   18
ADDITIONAL INFORMATION ABOUT EMERGING MARKETS FUND AND
  DEVELOPING MARKETS FUND...................................   19
EXPERTS.....................................................   19
PLAN OF REORGANIZATION AND TERMINATION..................Appendix I
PROSPECTUS OF AIM DEVELOPING MARKETS FUND..............Appendix II

     The AIM Family of Funds, the AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Link, AIM Institutional Funds, aimfunds.com, Invest with Discipline, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and AIM Bank Connection is a service mark, of A I M Management Group Inc.

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished to shareholders of Emerging Markets Fund, a series of the Trust, in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Plan and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of beneficial interest in Emerging Markets Fund at the Meeting will constitute a quorum ("Quorum"). If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal described herein ("Proposal") are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Proposal against such adjournment. In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting.

     Approval of the Plan requires the affirmative vote of a majority of the shares cast at the Meeting. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but will not be considered votes cast at the Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. To be effective, such revocation must be received by the Secretary of the Trust prior to the Meeting and must indicate your name and account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a registered shareholder present at the Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on December 8, 1998 (the "Record Date"), are entitled to vote at the Meeting. On the Record Date, there were 5,727,864 Class A shares, 6,348,496 Class B shares, and 5,066 Advisor Class shares of Emerging Markets Fund outstanding. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     The Trust has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. The Trust expects to solicit proxies principally by mail, but the Trust or SCC may also solicit proxies by telephone, facsimile, telegraph, or personal interview. Trust officers and employees of Advisor who assist in proxy solicitation will not receive any additional or special compensation for any such efforts. The cost of shareholder solicitation incurred in connection with the Reorganizations is anticipated to be approximately $67,000 and will be borne by the Funds. However, because both Funds are currently at their expense limits, the expenses of the Reorganization will effectively be borne by the Advisor through reimbursement of expenses and waivers. The Trust will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares held of record by such persons. The Trust may reimburse such brokers/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation,

     The Trust intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about December 28, 1998.

                        REASONS FOR THE REORGANIZATIONS

BOARD CONSIDERATIONS

     The Board of Trustees of the Trust, including a majority of trustees who are not "interested persons," as that term is defined in the 1940 Act ("Independent Trustees"), has determined that the Reorganization is in the best interests of the shareholders of Emerging Markets Fund, that the terms of the Reorganization are fair and reasonable, and that the interests of Emerging Markets Fund's shareholders will not be diluted as a result of the Reorganization.

     At a meeting of the Board of Trustees held on August 11-12, 1998, the A I M Advisors, Inc. ("Advisor") proposed that the Board of Trustees approve the Reorganization of Emerging Markets Fund into Developing Markets Fund. The Board received from the Advisor written materials that described the structure and tax consequences of the Reorganization and contained information concerning Emerging Markets Fund and Developing Markets Fund, including comparative total return and fee and expense information, a comparison of the investment objectives of Emerging Markets Fund and Developing Markets Fund, pro forma expense ratios and biographical information on the portfolio managers of Developing Markets Fund.

     The Board also considered the performance of Emerging Markets Fund in relation to the performance of Developing Markets Fund. As of May 31, 1998, the Morningstar ratings and Lipper Analytical Services rankings for Emerging Markets Fund and Developing Markets Fund were as follows:

     Morningstar Rating(1)

                                                              OVERALL   3-YEAR   5-YEAR   10-YEAR
                                                              -------   ------   ------   -------
Emerging Markets Fund.......................................   2         1          2       N/A
Developing Markets Fund.....................................   2         2        N/A       N/A

     Lipper Rank (Percentile)(2)

                                                              YTD    1-YEAR    3-YEAR    5-YEAR
                                                              ---    ------    ------    ------
Emerging Markets Fund.......................................  95%      85%       98%       85%
Developing Markets Fund.....................................  84%      54%       29%      N/A

---------------

(1) Under the Morningstar rating system, the top 10% of funds in a category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive a single star.

(2) Under the Lipper ranking system, the lower the percentile rank the better the performance.

     In addition, the Board noted that no initial sales or other charges would be imposed on any Developing Markets Fund shares issued to Emerging Markets Fund shareholders in connection with the Reorganization. Finally, the Board reviewed the principal terms of the Agreement. The Board also noted that Emerging Markets Fund would be provided with an opinion of counsel that the Reorganization would be tax-free to Emerging Markets Fund and its shareholders.

     At meetings held on August 11-12, 1998, August 31, 1998, and September 23, 1998, the Board made an extensive inquiry into a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies, and restrictions; (2) the Funds' respective investment performances; (3) the effect of the Reorganization on the expense ratio of Developing Markets Fund and that expense ratio relative to each Fund's current expense ratio; (4) the costs to be incurred by each Fund as a result of the Reorganization; (5) the tax consequences of the Reorganization; (6) possible alternatives to the Reorganization, including continuing to operate Emerging Markets Fund on a stand-alone basis or liquidating Emerging Markets Fund; and
(7) the potential benefits of the Reorganization to other persons, especially the Advisor and its affiliates.

     In considering the Reorganization, the Board also considered the fact that Developing Markets Fund has a broader investment mandate than Emerging Markets Fund and can utilize debt securities somewhat more extensively than can Emerging Markets Fund. The Advisor noted its belief that Developing Markets Fund's ability to invest more extensively in debt securities gives it greater flexibility than Emerging Markets Fund has to effectively respond to volatility in the equity markets. Such flexibility could, over the long term, benefit shareholders. The Board also considered the fact that, although Developing Markets Fund has a broader investment mandate, the investment objectives and policies of the Funds are sufficiently compatible to enable Developing Markets Fund to maintain its investment policies without any material changes after the Reorganization. The Board noted that the risk profile of Developing Markets Fund is substantially the same as that of Emerging Markets Fund. The Board also considered the impact the Reorganization would have on expenses. Combining the Funds could reduce the expenses borne by the shareholders. The Board was further advised that the expense ratio of Developing Markets Fund also could decrease if, as a result of the Reorganization, the combined Fund experienced increased sales of its shares.

     The Advisor further advised the Board that, while past performance is no guarantee of future results, Developing Markets Fund had experienced comparable or better investment performance than Emerging Markets Fund recently. The Advisor also advised the Board that it did not expect to receive any immediate direct benefits from the Reorganization, because the compensation rate, measured as a percentage of net assets, that it would receive for its advisory services would be the same for the combined Fund as it presently is for the two Funds separately. However, the Advisor noted that it could benefit in the future if the combined Fund's assets grow faster than the assets of the two Funds separately would have grown in the absence of the Reorganization. In addition, any reduction in Developing Markets Fund's expense ratio as a result of the Reorganization could benefit the Advisor by reducing or eliminating any reimbursements or waivers of expenses resulting from the Advisor's obligation to limit the expenses of each Fund to 2.00% for Class A shares, 2.50% for Class B shares, and 1.50% for Advisor Class shares.

     On the basis on the information provided to the Board and on their evaluation of the Reorganization, the Board determined that the proposed Reorganization will not dilute the interests of shareholders of Emerging Markets Fund or Developing Markets Fund and is in the best interest of the shareholders of Emerging Markets Fund in view of Developing Markets Fund's broader investment mandate and greater flexibility to invest in debt instruments. Therefore, the Board recommended the approval of the Plan by the shareholders of Emerging Markets Fund at a special meeting.

                                    SYNOPSIS

THE REORGANIZATION

     The Plan provides for the acquisition by Developing Markets Fund of Emerging Markets Fund's assets in exchange solely for Developing Markets Fund shares and the assumption by Developing Markets Fund of Emerging Markets Fund's liabilities. Those transactions will occur as of 5:00 p.m., local time, on February 12, 1999, or on such later date as the conditions to the closing are satisfied ("Closing Date"). Emerging Markets Fund will then distribute the Developing Markets Fund shares to its shareholders, by class, so that each Emerging Markets Fund shareholder will receive the number of full and fractional shares of the corresponding class of Developing Markets Fund in terms of fees and other characteristics, including nomenclature ("Corresponding Class"), that equals the value of the shareholder's holdings of Emerging Markets Fund shares as of the closing date. Emerging Markets Fund then will be terminated as soon as practicable thereafter.

     The Trust will receive an opinion of Kirkpatrick & Lockhart LLP, its counsel, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, no gain or loss will be recognized to either Fund or their shareholders as a result of the Reorganization. See "Additional Information About the Reorganization Federal Income Tax Considerations" below.

COMPARISON OF THE FUNDS

  INVESTMENT OBJECTIVES AND POLICIES

     The investment objective and policies of Emerging Markets Fund are similar to the investment objectives and policies of Developing Markets Fund. Emerging Markets Fund's investment objective is long-term growth of capital. Under normal circumstances, Emerging Markets Fund seeks its objective by investing at least 65% of its total assets in equity securities of companies in emerging markets. Emerging Markets Fund may invest in the following types of equity securities: common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics. In addition, Emerging Markets Fund may invest up to 20% of its assets in debt securities that are below investment grade and up to 35% of its assets in emerging markets debt securities. Developing Markets Fund primarily seeks long-term capital appreciation. Its secondary investment objective is income, to the extent consistent with seeking capital appreciation. Developing Markets Fund normally invests substantially all of its assets in issuers in the developing (or "emerging") markets of Asia, Europe, Latin America and elsewhere. A majority of the Developing Markets Fund's assets ordinarily is invested in emerging market equity securities. There is no limit on the percentage of assets that Developing Markets Fund may invest in debt securities that are below investment grade. Developing Markets Fund may invest up to 50% of its assets in emerging market debt securities, which are selected based on their potential to provide a combination of capital appreciation and current income. Unlike Emerging Markets Fund, Developing Markets Fund is classified as a "non-diversified" fund, meaning that it will be able to invest in a smaller number of issuers than if it were classified as a "diversified" fund.

  INVESTMENT ADVISORY SERVICES

     The Advisor serves as investment adviser, and the Sub-advisor serves as investment sub-adviser, to the Funds. After the Reorganization, the Advisor and Sub-advisor will continue to serve Developing Markets Fund in their current capacities. Francesco Bertoni and Christine Rowley are primarily responsible for the portfolio management of Emerging Markets Fund and Francesco Bertoni and Cheng-Hock Lau are primarily responsible for the portfolio management of Developing Markets Fund. In addition, both Funds currently utilize the reports of several other analysts. It is expected that this will continue following the reorganization. See "Portfolio Management" below.

  PERFORMANCE

     Set forth below are average annual total returns for the periods indicated for Emerging Markets Fund and Developing Markets Fund. Average annual total return figures do not take into account sales charges applicable to purchases of Class A shares or redemptions of Class B shares of the Funds.

                                                               EMERGING MARKETS FUND        DEVELOPING MARKETS FUND
                                                            ---------------------------   ---------------------------
                                                                                ADVISOR                       ADVISOR
                                                            CLASS A   CLASS B    CLASS    CLASS A   CLASS B    CLASS
                                                            SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                                                            -------   -------   -------   -------   -------   -------
1 Year Ended Oct. 31, 1998................................  (39.62)%  (39.90)%  (39.23)%  (37.09)%  (39.76)%  (42.63)%
3 Years Ended Oct. 31, 1998...............................  (18.96)%  (19.37)%  (18.51)%   (9.29)%     n/a       n/a
5 Years Ended Oct. 31, 1998...............................  (11.50)%  (11.95)%     n/a       n/a       n/a       n/a

  EXPENSES

     Set forth below is a comparison of annual operating expenses as a percentage of net assets ("Expense Ratio") for the Class A, Class B, and Advisor Class shares of Emerging Markets Fund and Developing Markets Fund for the fiscal year ended October 31, 1998. The pro forma estimated Expense Ratio of

Developing Markets Fund giving effect to the Reorganization is also provided. The Expense Ratio is shown net of any voluntary fee waivers and expenses reimbursements.

                                                                                                      DEVELOPING MARKETS FUND
                                        EMERGING MARKETS FUND         DEVELOPING MARKETS FUND           PRO FORMA ESTIMATED
                                    -----------------------------   ----------------------------   -----------------------------
                                                          ADVISOR                        ADVISOR                         ADVISOR
                                    CLASS A    CLASS B     CLASS    CLASS A    CLASS B    CLASS    CLASS A    CLASS B     CLASS
                                    SHARES     SHARES     SHARES    SHARES     SHARES    SHARES    SHARES     SHARES     SHARES
                                    -------    -------    -------   -------    -------   -------   -------    -------    -------
Shareholder Transaction
  Expenses........................   4.75%(1)   None       None      4.75%(1)   None      None      4.75%(1)   None       None
Maximum sales load on purchase of
  shares (as a % of offering
  price)..........................   None       5.00%(1)   None      None       5.00%(1)  None      None       5.00%(1)   None
Deferred Sales Charge (as a % of
  original purchase price or
  redemption proceeds, as
  applicable).....................
Annual Operating Expenses (as a %
  of net assets) (after fee
  waivers or expense
  reimbursements, if any).........
Management Fees...................   0.98%      0.98%      0.98%     0.98%      0.98%     0.98%     0.98%      0.98%      0.98%
Rule 12b-1 Distribution...........   0.50%      1.00%      None      0.50%(3)   1.00%     None      0.50%      1.00%      None
Plan Payments.....................
All Other Expenses................   0.52%      0.52%      0.52%     0.52%      0.52%     0.52%     0.52%      0.52%      0.52%
                                     ----       ----       ----      ----       ----      ----      ----       ----       ----
Total Fund Operating Expenses (net
  of waivers)(2)..................   2.00%      2.50%      1.50%     2.00%      2.50%     1.50%     2.00%      2.50%      1.50%

---------------

(1) Sales charge waivers are available for Class A and Class B shares, and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charges ("CDSC") on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter, reaching zero after six years.

(2) Expenses are based on the Fund's fiscal year ended October 31, 1998 restated to reflect the Advisor's undertaking to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 2.00%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. The Advisor has voluntarily agreed to continue these limitations through May 31, 2000. "Other expenses" include custody, transfer agent, legal and audit fees and other operating expenses. Without reimbursements and waivers, "Other expenses" and "Total Fund Operating Expenses" would have been 0.93% and 2.41%, respectively, for Class A shares, 1.18% and 3.16%, respectively, for Class B shares, and 1.18% and 2.16%, respectively, for Advisor Class shares. 12b-1 distribution fees include asset-based sales charges. Long-term Class A and Class B shareholders may pay more in direct and indirect sales charges (including distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. rules regarding investment companies.

(3) Class A shares issued as a result of the conversion of shares from G.T. Global Developing Markets Fund, Inc. (the "Predecessor Fund") are limited to a Rule 12b-1 distribution fee of 0.25%.

  HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES

     An investor would have directly or indirectly paid the following expenses on a $1,000 investment under the existing and estimated fees and expenses stated above, assuming a 5% annual return. No initial sales charge will be charged in connection with Class A shares of Developing Markets Fund distributed to Class A shareholders of Emerging Markets Fund as part of the Reorganization.

                                                              ONE    THREE   FIVE       TEN
                                                              YEAR   YEARS   YEARS   YEARS(3)
                                                              ----   -----   -----   ---------
EMERGING MARKETS FUND
  Class A shares(1).........................................  $67    $108    $151      $271
  Class B shares:
     Assuming complete redemption at end of period(2).......  $77    $111    $157      $274
     Assuming no redemption.................................  $26    $ 79    $135      $274
  Advisor Class shares......................................  $15    $ 48    $ 82      $180
DEVELOPING MARKETS FUND
  Class A shares............................................  $67    $108    $151      $271
  Class B shares:
     Assuming complete redemption at end of period(1)(2)....  $77    $111    $157      $274
     Assuming no redemption(2)..............................  $26    $ 79    $135      $274
  Advisor Class shares......................................  $15    $ 48    $ 82      $180
Combined Fund
  Class A shares............................................  $67    $108    $151      $271
  Class B shares:
     Assuming complete redemption at end of period(l)(2)....  $77    $111    $157      $274
     Assuming no redemption(2)..............................  $26    $ 79    $135      $274
  Advisor Class shares......................................  $15    $ 48    $ 82      $180

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable contingent deferred sales change.

(3) For Class B shares, this number reflects the conversion to Class A shares eight years following the end of the calendar month in which the purchase was made.

     THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     The actual expenses attributable to each Class of a Fund's shares will depend upon, among other things, the level of average net assets and the extent to which a Fund incurs variable expenses, such as transfer agency costs.

  SALES CHARGES

     No sales charges are applicable to shares of Developing Market Fund received in connection with the Reorganization. The Class A shares of both Developing Markets Fund and Emerging Markets Fund are sold subject to a maximum initial sales charge of 4.75%. Class B shares are sold subject to a maximum CDSC of 5.00% of the lesser of the net asset value ("NAV") at time of purchase or sale, which declines to zero after six years. For purposes of calculating the CDSC, the holding period for the Class B shares distributed to Class B shareholders of Emerging Markets Fund will be treated as having the same period as the shares of Emerging Markets Fund previously held. The Advisor Class shares of each Fund are sold without initial sales charges or CDSCs. New purchases of Class A, Class B, and Advisor Class shares of Developing Markets Fund by any shareholders will be subject to their terms, including, for example, for Class A shares, the 4.75% initial sales charge. As is currently the case for each Fund, no CDSC will be applied to redemptions of Class B shares that represent reinvested dividends or other distributions, nor will Class A shares so acquired be subject to any initial sales charge.

  DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

     Shares of Developing Markets Fund and Emerging Markets Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"). The Class A shares of Developing Markets Fund and Emerging Markets Fund pay a fee in the amount of 0.50% of average daily net assets to AIM Distributors for distribution services. The Class B shares of Developing Markets Fund and Emerging Markets Fund pay AIM Distributors fees at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares for distribution services. The Advisor Class shares of Developing Markets Fund and Emerging Markets Fund are not subject to such distribution fees. For more information, see the Investor's Guide to The AIM Family of Funds in the Developing Markets Fund Prospectus attached as Appendix II to this Proxy Statement/Prospectus.

     Purchase and redemption procedures are the same for Developing Markets Fund and Emerging Markets Fund. Shares of Developing Markets Fund and Emerging Markets Fund may be exchanged for shares of other funds of The AIM Family of Funds of the same class, as provided in each Fund's prospectus. No initial sales charge will be imposed on the shares being acquired, and no CDSC will be imposed on the shares being disposed of, through an exchange. However, a CDSC may apply to redemptions of an AIM Fund's Class B shares acquired through an exchange. Exchanges will be subject to minimum investment and other requirements of the Fund into which exchanges are made.

  OPERATIONS OF DEVELOPING MARKETS FUND FOLLOWING THE REORGANIZATION

     There are differences in the investment objectives and some of the investment policies of the Funds. It is not expected that Developing Markets Fund will revise its investment objectives or policies following the Reorganization to reflect those of Emerging Markets Fund. Rather, the Advisor and Sub-advisor believe that substantially all of the assets held by Emerging Markets Fund will be consistent with Developing Markets Fund's investment policies and thus could be transferred to and held by Developing Markets Fund if the Reorganization is approved. If the Reorganization is approved, Emerging Markets Fund will sell any assets that are inconsistent with Developing Markets Fund's investment policies prior to the effective time of the Reorganization, and the proceeds thereof will be held in temporary investments or reinvested in assets that qualify to be held by Developing Markets Fund. The need, if any, for Emerging Markets Fund to dispose of assets prior to the effective time of the Reorganization may result in selling securities at a disadvantageous time and could result in Emerging Markets Fund's realizing losses that would not otherwise have been realized.

  PORTFOLIO MANAGEMENT

     Francesco Bertoni and Christine Rowley are primarily responsible for the day-to-day management of the Emerging Markets Fund. Mr. Bertoni has been Portfolio Manager for Emerging Markets Fund since 1998 and Portfolio Manager for INVESCO (NY), Inc., an indirect wholly owned subsidiary of AMVESCAP PLC, since June 1998. Since 1994, Mr. Bertoni has been Investment Director of INVESCO London, also an indirect wholly-owned subsidiary of AMVESCAP PLC. Prior to becoming Investment Director, Mr. Bertoni was Portfolio Manager for INVESCO London from 1990 through 1994. Ms. Rowley has been Portfolio Manager for Emerging Markets Fund since 1997 and Portfolio Manager for INVESCO (NY), Inc., INVESCO GT Asset Management PLC (London), and INVESCO GT Asset Management Asia Ltd. (Hong Kong), all indirect wholly-owned subsidiaries of AMVESCAP PLC, since 1992.

     Francesco Bertoni and Cheng-Hock Lau are primarily responsible for the day-to-day management of the Developing Markets Fund. Mr. Bertoni has been Portfolio Manager for Developing Markets Fund since 1998 and Portfolio Manager for INVESCO (NY), Inc., an indirect wholly owned subsidiary of AMVESCAP PLC, since June 1998. Since 1994, Mr. Bertoni has been Investment Director of INVESCO London, also an indirect wholly-owned subsidiary of AMVESCAP PLC. Prior to becoming Investment Director, Mr. Bertoni was Portfolio Manager for INVESCO London from 1990 through 1994. Mr. Lau has been Portfolio Manager for Developing Markets Fund since 1997. Mr. Lau has been Chief Investment Officer for Global Fixed Income and Portfolio Manager for INVESCO (NY), Inc. since October 1996. Prior to that, he was Senior Portfolio Manager for Global/International Fixed Income for INVESCO (NY), Inc. from July 1995 through October 1996. Mr. Lau was employed by Chancellor Capital Management, Inc. ("Chancellor Capital"), a predecessor of INVESCO (NY), Inc. from 1995 through October 1996. From 1993 through 1995, he was Senior Vice President and Senior Portfolio Manager for Fiduciary Trust Company International. Mr. Lau was Vice President at Bankers Trust Company from 1991 though 1993.

                      COMPARISON OF PRINCIPAL RISK FACTORS

NON-DIVERSIFIED CLASSIFICATION

     Unlike Emerging Markets Fund, which is classified under the 1940 Act as a "diversified" fund, Developing Markets Fund is classified as a "non-diversified" fund. As a result, Developing Markets Fund is able to invest in a smaller number of issuers than if it were classified as a "diversified" fund. To the extent that Developing Markets Fund invests in a smaller number of issuers, the NAV of its shares may fluctuate more widely and it may be subject to greater investment and credit risk with respect to its portfolio.

INVESTING IN EMERGING MARKETS

     Each Fund invests primarily in securities of issuers located in emerging markets. Emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries with emerging markets.

     Disclosure and regulatory standards in most emerging markets are, in many respects, less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in those markets, and enforcement of existing regulations has been extremely limited.

     The securities markets of emerging countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the developed countries. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in those markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company and series thereof, such as a Fund, to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when the Trust believes that circumstances dictate, it will promptly apply to the SEC for a determination that such an emergency exists. During the period commencing with the Trust's identification of such conditions until the date of any SEC action, the Funds' portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board.

LOWER QUALITY DEBT

     The Developing Markets Fund normally may invest up to 50% of its total assets in debt securities rated below investment grade. The Emerging Markets Fund normally may invest up to 20% of its total assets in debt securities rated below investment grade. Such investments involve a high degree of risk. Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by S&P, and debt rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated C by Moody's or S&P is the lowest-rated debt that is not in default as to principal or interest, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such period, such issuers may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting it, such as its inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by an issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

     Lower quality debt securities frequently have call or buy-back features that permit an issuer to call or repurchase the security from the holder. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market.

SOVEREIGN DEBT

     Each Fund may invest in sovereign debt securities of emerging market governments, including Brady Bonds. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations and in turn a Fund's NAV, to a greater extent than the volatility inherent in domestic fixed income securities.

     Investors also should be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). Those securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of those securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. A Fund may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for those securities. Because there is no liquid secondary market for many of these securities, each Fund anticipates that they could be sold only to a limited number of dealers or institutional investors.

CURRENCY RISK

     Because a Fund may invest substantially in securities denominated in currencies other than the U.S. dollar and may hold foreign currencies, it will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between those currencies and the U.S. dollar. Changes in currency exchange rates will affect the NAV of a Fund's shares and also may affect the value of dividends and interest earned by a Fund and gains and losses realized by it.

     Many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on a Fund.

OPTIONS, FUTURES, AND FOREIGN CURRENCY TRANSACTIONS

     Each Fund is authorized to enter into options, futures, and forward currency transactions. These transactions involve certain risks, which include:
(1) dependence on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets, and movements in interest rates and currency markets; (2) imperfect correlation, or even no correlation, between movements in the price of forward contracts, options, futures contracts, or options thereon and movements in the price of the currency or security hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts, and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, or option thereon at any particular time; (5) the possible loss of principal under certain conditions; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Fund to sell a security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to set aside securities in connection with hedging transactions.

                              FINANCIAL HIGHLIGHTS

     Shown below are financial highlights concerning income and capital changes for one Class A, one Class B, and one Advisor Class share of Developing Markets Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in Developing Markets Fund Annual Report to Shareholders for the year ended October 31, 1998, ten months ended October 31, 1997, and the previous three fiscal years ended December 31, 1996, which are incorporated herein by this reference. The financial statements and notes for each of the years in the five fiscal year period ended October 31, 1998 and the financial information in the tables below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Developing Markets Fund Annual and Semi-Annual Reports to Shareholders. Interested parties may receive, without charge, copies of Developing Market Fund's Annual Report to Shareholders dated October 31, 1998, upon request made to AIM Distributors at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

     The Predecessor Fund was a closed-end investment company whose single class of shares traded on the New York Stock Exchange. On October 31, 1997, Developing Markets Fund, which had no previous operating history, acquired the assets and assumed the liabilities of the Predecessor Fund. The fees and expenses of Developing Markets Fund differ from those of the Predecessor Fund. Developing Markets Fund's fiscal year ends October 31, rather that December 31, which was the Predecessor Fund's fiscal year end.

                                                                         CLASS A+
                                        ---------------------------------------------------------------------------
                                                                                                      JANUARY 11,
                                                         TEN MONTHS                                      1994
                                                           ENDED                                     (COMMENCEMENT
                                        YEAR ENDED        OCTOBER                                   OF OPERATIONS)
                                        OCTOBER 31,         31,          YEAR ENDED DECEMBER 31,    TO DECEMBER 31,
                                        -----------      ----------      -----------------------    ---------------
                                          1998(d)         1997(e)        1996(e)        1995(e)         1994(e)
                                        -----------      ----------      --------       --------    ---------------
Per Share Operating Performance:
Net asset value, beginning of
  period..............................    $ 12.56         $  13.84       $  11.60       $  12.44       $  15.00
                                          -------         --------       --------       --------       --------
Income From Investment operations:
  Net investment income (loss)........       0.39*O           0.25           0.53           0.72           0.35
  Net realized and unrealized gain
    (loss) on investments.............      (5.10)           (1.53)          2.19          (0.84)         (2.46)
                                          -------         --------       --------       --------       --------
  Net increase (decrease) from
    investment operations.............      (4.71)           (1.28)          2.72          (0.12)         (2.11)
    Redemption fees retained..........       0.28               --             --             --             --
                                          -------         --------       --------       --------       --------
Distributions to shareholders:
  From net investment income..........      (0.60)              --          (0.48)         (0.72)         (0.35)
  From net realized gain on
    investments.......................         --               --             --             --          (0.10)
                                          -------         --------       --------       --------       --------
        Total distribution............      (0.60)              --          (0.48)         (0.72)         (0.45)
                                          -------         --------       --------       --------       --------
Net asset value, end of period........    $  7.53         $  12.56       $  13.84       $  11.60       $  12.44
                                          =======         ========       ========       ========       ========
Market value, end of period...........        N/A         $  11.81       $  11.63       $   9.75       $   9.75
                                          =======         ========       ========       ========       ========
Total investment return (based on
  market value).......................        N/A             1.62%(b)      24.18%          6.60%        (32.16)%(b)
Total investment return (based on net
  asset value)........................     (37.09)%(c)       (9.25)%(b)     23.59%         (0.95)%       (14.07)%(b)
Ratios and supplemental data:
Net assets, end of period (in
  000's)..............................    $87,517         $457,379       $504,012       $422,348       $452,872
Ratio of net investment income (loss)
  to average net assets:
  With expense reductions and
    reimbursement.....................       3.84%            2.03%(a)       4.07%          6.33%          2.75%(a)
  Without expense reductions and
    reimbursement.....................       3.43%            1.95%(a)       4.04%          6.30%          2.75%(a)
Ratio of operating expenses to average
  net assets:
  With expense reductions and
    reimbursement.....................       1.73%            1.75%(a)       1.82%          1.77%          2.01%(a)
  Without expense reductions and
    reimbursement.....................       2.14%            1.83%(a)       1.85%          1.80%          2.01%(a)
Ratio of interest expense to average
  net assets+++.......................       0.20%             N/A            N/A            N/A            N/A
Portfolio turnover rate+++............        111%             184%(a)        138             75%            56%

---------------

(a)   Annualized

(b)   Not annualized

(c)   Total investment return does not include sales charges

(d) These selected per share data were calculated based upon average shares outstanding during the period.

(e) These financial highlights provide per share information of G.T. Global Developing Markets Fund, Inc. ("Predecessor Fund") (See Note 1 to Notes to Financial Statements) for the periods up to and including October 31, 1997. The fees and expenses of the Fund differ from those of the Predecessor Fund.

* Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share for Class A, Class B and Advisor Class.

O Before reimbursement, the net investment income per share would have been reduced by $0.04 for Class A, Class B and Advisor Class.

+ All capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.

++ Commencing November 1, 1997, the Fund began offering Class B and Advisor Class shares.

+++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

N/A   Not Applicable.

                                                                                ADVISOR
                                                               CLASS B++        CLASS++
                                                              -----------     -----------
                                                              YEAR ENDED      YEAR ENDED
                                                              OCTOBER 31,     OCTOBER 31,
                                                                1998(d)         1998(d)
                                                              -----------     -----------
Per Share Operating Performance:
Net asset value, beginning of period........................    $ 12.56         $ 12.56
                                                                -------         -------
Income From Investment operations:
  Net investment income (loss)..............................       0.31*o          0.40*o
  Net realized and unrealized gain (loss) on investments....      (5.07)          (5.09)
                                                                -------         -------
          Net increase (decrease) from investment
             operations.....................................      (4.76)          (4.69)
                                                                -------         -------
          Redemption fees retained..........................       0.28            0.28
Distributions to shareholders:
  From net investment income................................      (0.59)          (0.60)
  From net realized gain on investments.....................         --              --
                                                                -------         -------
          Total distributions...............................      (0.59)          (0.60)
                                                                -------         -------
Net asset value, end of period..............................    $  7.49         $  7.55
                                                                =======         =======
Total investment return(c)..................................     (39.76)%(c)     (42.63)%(c)
Ratios and supplemental data:
Net assets, end of period (in 000's)........................    $   154         $    29
Ratio of net investment income (loss) to average net assets:
  With expense reductions and reimbursement.................       3.09%           4.09%
  Without expense reductions and reimbursement..............       2.68%           3.68%
Ratio of operating expenses to average net assets:
  With expense reductions and reimbursement.................       2.48%           1.48%
  Without expense reductions and reimbursement..............       2.89%           1.89%
Ratio of interest expense to average net assets+++..........       0.20%           0.20%
Portfolio turnover rate+++..................................        111%            111%

---------------

(a)   Annualized

(b)   Not annualized

(c)   Total investment return does not include sales charges

(d) These selected per share data were calculated based upon average shares outstanding during the period.

* Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share for Class A, Class B and Advisor Class.

o Before reimbursement, the net investment income per share would have been reduced by $0.04 for Class A, Class B and Advisor Class.

+ All capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.

++ Commencing November 1, 1997, the Fund began offering Class B and Advisor Class shares.

+++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

N/A   Not Applicable.

                ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix I to this Proxy
Statement/Prospectus.

THE REORGANIZATION

     The Plan contemplates (a) Developing Markets Fund's acquiring on the Closing Date the assets of Emerging Markets Fund in exchange solely for Developing Markets Fund's shares and its assumption of Emerging Markets Fund's liabilities and (b) the constructive distribution of those shares to Emerging Markets Fund shareholders. Emerging Markets Fund's assets include, without limitations, all cash, cash equivalents, securities, receivables, and other property owned by it as of the close of regular trading on the New York Stock Exchange on the Closing Date ("Valuation Time") (collectively, "Assets"). Developing Markets Fund will assume from Emerging Markets Fund all its debts, liabilities, obligations and duties of whatever kind or nature as of the Valuation Time (collectively, "Liabilities"); provided, however, that Emerging Markets Fund will use its best efforts, to the extent practicable, to discharge all of its known Liabilities prior to the Valuation Time. Developing Markets Fund also will deliver its shares to Emerging Markets Fund, which then will be constructively distributed to Emerging Markets Fund's shareholders.

     The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by Developing Markets Fund and the NAV of a Class A, Class B, and Advisor Class share of Developing Markets Fund will be determined as of the Valuation Time. Where market quotations are readily available, portfolio securities will be valued based upon such market quotations, provided the quotations adequately reflect, in the Advisor's judgment, the fair value of the security. Where such market quotations are not readily available, securities will be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally will be used to value debt instruments with 60 days or less remaining to maturity, unless the Board determines that this method does not represent fair value. All other securities and assets will be valued at fair value as determined in good faith by or under the direction of the Board.

     On, or as soon as practicable after, the Closing Date, Emerging Markets Fund will distribute to its shareholders of record the Developing Markets Fund's shares it receives, by Class, so that each Emerging Markets Fund shareholder will receive a number of full and fractional shares of the Corresponding Class or Classes of Developing Markets Fund shares equal in value to the shareholder's holdings in Emerging Markets Fund. Such distribution will be accomplished by opening accounts on the books of Developing Markets Fund in the names of Emerging Markets Fund's shareholders and by transferring thereto the shares of each Class previously credited to the account of Emerging Markets Fund on those books. Fractional shares in each Class of Developing Markets Fund will be rounded to the third decimal place.

     Immediately after the Reorganization, each former shareholder of Emerging Markets Fund will own shares of the Class of Developing Markets Fund that will equal the value of that shareholder's shares of the Corresponding Class of Emerging Markets Fund immediately prior to the Reorganization. Because shares of each Class of Developing Markets Fund will be issued at NAV in exchange for the net assets attributable to the Corresponding Class of Emerging Markets Fund, the aggregate value of shares of each Class of Developing Markets Fund so issued will equal the aggregate value of shares of the Corresponding Class of Emerging Markets Fund. The NAV per share of Developing Markets Fund will be unchanged by the transactions. Thus, the Reorganization will not result in a dilution of any shareholder interest.

DESCRIPTION OF SECURITIES TO BE ISSUED

     The Trust is registered with the SEC as an open-end management investment company. Pursuant to the Trust's Declaration of Trust, the Trust may issue an unlimited number of shares. Each share of a Fund represents an equal proportionate interest with other shares in that Fund, has a par value of $0.01 per share, has equal earnings, assets, and voting privileges, except as noted in the prospectus for each Fund, and is entitled to such dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared by the Board. The trustees have established Developing Markets Fund as one of its series and have authorized the public offering of three Classes of shares of that Fund, designated Class A, Class B, and Advisor Class shares. Each share in a Class represents an equal proportionate interest in Developing Markets Fund's assets with each other share in that Class. Shares of Developing Markets Fund entitle their holders to one vote per full share and fractional votes for fractional shares held, except that each Class has exclusive voting rights on matters pertaining to its plan of distribution. Shares of a Fund, when issued, are fully paid and nonassessable.

     The Classes of Developing Markets Fund differ as follows: (1) each Class has exclusive voting rights on matters pertaining to its plan of distribution;
(2) Class A shares are subject to an initial sales charge; (3) Class B shares bear ongoing distribution fees, are subject to a CDSC upon certain redemptions, and convert to Class A shares after a certain period; (4) Advisor Class shares have no initial sales charge or CDSC, bear no service or distribution fees, and may be purchased only by certain categories of purchasers; and (5) each Class may bear differing amounts of certain Class-specific expenses. Each share of each Class of Developing Markets Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation, except that because of the higher expenses resulting from the distribution fees borne by the Class A and Class B shares, dividends on those shares are expected to be lower than those for Advisor Class shares of the Fund. Dividends on each Class also might be affected differently by the allocation of other Class-specific expenses.

PURCHASES, REDEMPTIONS, AND EXCHANGES OF SHARES

     Shares of each Fund are available through A I M Fund Services, Inc. ("Transfer Agent") or through any dealer authorized by A I M Distributors to sell shares of the AIM Funds. The minimum initial investment in each Fund is $500; each additional investment must be $50 or more. These minimums may be waived or reduced for investments by employees of AIM or its affiliates, certain pension plans and retirement accounts, and participants in a Fund's automatic investment plan.

     If the Reorganization is approved, purchases of all Classes of Emerging Markets Fund's shares will cease on February 12, 1999, so that its shares will no longer be available for purchase or exchange starting on February 15, 1999 (the next business day). If the Meeting is adjourned and the Reorganization is approved on a later date, Emerging Markets Fund's shares will no longer be available for purchase or exchange on the business day to following the date on which the Reorganization is approved and all contingencies have been met. Redemptions of Emerging Markets Fund's shares and exchanges of those shares for shares of other AIM Funds may be effected through the Closing Date.

     The rights and privileges of the shareholders of each Class of Emerging Markets Fund Shares will be effectively unchanged by the Reorganization. Accordingly, the Reorganization will have no effect on the holding period of Class B shares of Emerging Markets Fund for purposes of calculating any applicable CDSC. Similarly, the Reorganization will have no effect on the policies regarding the ability of investors to qualify for reduced or waived sales charges, as currently in effect for Emerging Markets Fund.

     Shares of each Fund may be exchanged for shares of the Corresponding Class of other AIM Funds, and shares of each Fund may be acquired through an exchange of shares of the Corresponding Class of other AIM Funds, as provided in each Fund's prospectus. No initial sales charge will be imposed on the shares being acquired, and no CDSC will be imposed on the shares being disposed of, through an exchange. However, a CDSC may apply to redemptions of an AIM Fund's Class B shares acquired through an exchange. Exchanges will be subject to minimum investment and other requirements of the Fund into which exchanges are made.

DIVIDENDS AND OTHER DISTRIBUTIONS

     Dividends from each Fund's net investment income, if any, are distributed annually. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain realized from the sale of portfolio securities and net gains from foreign currency transactions are also generally distributed annually. Shareholders of each Fund may reinvest dividends and other distributions in additional Fund shares of the distributing class (or in shares of the Corresponding Class of other AIM Funds) on the payment date at those shares' NAV that day or receive the distribution amount in cash. Each Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed ordinary income and capital gains.

     On or before the Closing Date, Emerging Markets Fund will declare as a distribution substantially all of its net investment income, net capital gain, net short-term capital gain, and net gains from foreign currency transactions in order to maintain its tax status as a regulated investment company. Developing Markets Fund also may declare and distribute as a dividend to its shareholders, on or before the Closing Date, substantially all of any previously undistributed net investment income. The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by Emerging Markets Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on the shareholders' interests.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Developing Markets Fund of the assets transferred to it by Emerging Markets Fund will be the same as Emerging Markets Fund's book cost basis of such assets.

FEDERAL TAX CONSIDERATIONS

     The exchange of Emerging Markets Fund's Assets for Developing Markets Fund shares and Developing Markets Fund's assumption of the Liabilities of Emerging Markets Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368 of the Code. The Trust will receive an opinion of Kirkpatrick & Lockhart LLP, its counsel substantially to the effect that:

          (i) Developing Markets Fund's acquisition of the Assets in exchange solely for Developing Markets Fund shares and Developing Markets Fund's assumption of the Liabilities, followed by Emerging Markets Fund's distribution of those shares to its shareholders constructively in exchange for their Emerging Markets Fund shares, will constitute a "reorganization" within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          (ii) No gain or loss will be recognized to Emerging Markets Fund on the transfer to Developing Markets Fund of the Assets in exchange solely for Developing Markets Fund shares and Developing Markets Fund's assumption of the Liabilities or on the subsequent distribution of those shares to Emerging Markets Fund's shareholders in constructive exchange for their Emerging Markets Fund shares;

          (iii) No gain or loss will be recognized to Developing Markets Fund on its receipt of the Assets in exchange solely for Developing Markets Fund shares and its assumption of the Liabilities;

          (iv) Developing Markets Fund's basis for the Assets will be the same as the basis thereof in Emerging Markets Fund's hands immediately before the Reorganization, and Developing Markets Fund's holding period for the Assets will include Emerging Markets Fund's holding period therefor;

          (v) An Emerging Markets Fund shareholder will recognize no gain or loss on the constructive exchange of all its Emerging Markets Fund shares solely for Developing Markets Fund shares pursuant to the Reorganization; and

          (vi) An Emerging Markets Fund shareholder's basis for the Developing Markets Fund shares to be received by it in the Reorganization will be the same as the basis for its Emerging Markets Fund shares to be constructively surrendered in exchange for those Developing Market Fund shares, and its holding period for those Developing Market Fund shares will include its holding period for those Emerging Markets Fund shares, provided they are held as capital assets by the shareholder on the Closing Date.

     The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     Utilization by Developing Markets Fund after the Reorganization of pre-Reorganization capital losses realized by Emerging Markets Fund could be subject to limitation in future years under the Code.

     Shareholders of Emerging Markets Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

                           ORGANIZATION OF THE FUNDS

     The Trust is an open-end management investment company organized as a Delaware business trust. Emerging Markets Fund commenced operations on May 18, 1992 as a series of G.T. Investment Funds, Inc. (the "Company"), the Trust's predecessor entity. Developing Markets Fund commenced operations on November 1, 1997 as a series of the Company, as the successor (in a reorganization) to G.T. Global Developing Markets, Inc., a closed-end investment company that commenced operations on January 11, 1994. On September 4, 1998, the Trust acquired the assets and assumed the liabilities of the Company. The operations of the Trust, as a Delaware business trust, are governed by its Agreement and Declaration of Trust, as amended (the "Declaration of Trust") and Delaware law.

     OWNERSHIP OF EMERGING MARKETS FUND AND DEVELOPING MARKETS FUND SHARES

     Listed below is the name, address and percent ownership of each person who as of December 8, 1998, to the knowledge of the Trust, owned beneficially five percent or more of any class of the outstanding shares of Emerging Markets Fund and Developing Markets Fund, respectively:

     Management does not know of any person who beneficially owns 5% or more of Emerging Markets Fund Shares.

     Emerging Markets Fund

                                                                                PERCENT
                                                                                OWNED OF
                                                              PERCENT OWNED    RECORD AND
                                                                OF RECORD     BENEFICIALLY
                                                              -------------   ------------
Class A Shares
  Merrill Lynch Pierce Fenner & Smith.......................       5.17%           -0-
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246
Class B Shares
  Merrill Lynch Pierce Fenner & Smith.......................       7.10%           -0-
  FBO The Sole Benefit of Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. East, 2nd Floor
  Jacksonville, FL 32246-6484

                                                                                PERCENT
                                                                                OWNED OF
                                                              PERCENT OWNED    RECORD AND
                                                                OF RECORD     BENEFICIALLY
                                                              -------------   ------------
Advisor Class Shares
  Charles Schwab & Co. Inc..................................      44.26%           -0-
  Reinvestment Account
  101 Montgomery St.
  San Francisco, CA 94104

  FTC & Co. ................................................      26.12%           -0-
  Attn: Datalynx #272
  P.O. Box 173736
  Denver, CO 80217-3736

  BT Alex. Brown Incorporated...............................      20.48%           -0-
  FBO 486-86006-12
  P.O. Box 1346
  Baltimore, MD 21203-1346

  Raymond James & Assoc. Inc. CSDN..........................        -0-           6.34%
  Harvey J. Gascon Jr. IRA
  60 Milbeck Ave.
  Elk Grove Village, IL 60007-3610

     Developing Markets Fund

                                                                                PERCENT
                                                                                OWNED OF
                                                              PERCENT OWNED    RECORD AND
                                                                OF RECORD     BENEFICIALLY
                                                              -------------   ------------
Class B Shares
  Olde Discount FBO 05012322................................      46.49%           -0-
  751 Griswold St.
  Detroit, MI 48226-3224

  Donaldson Lufkin Jenrette.................................       8.61%           -0-
  Securities Corporation Inc.
  P.O. Box 2052
  Jersey City, NJ 07303-9998

  Raymond James & Assoc. Inc. CSDN..........................        -0-           6.38%
  Mary Lynn James IRA
  1215 W. Los Angeles Cir
  Broken Arrow, OK 74011-4215

Advisor Class Shares
  LGT Asset Management 401(k) Plan..........................      97.54%           -0-
  Attn: Debbie Nettles
  11 Greenway Plaza, Suite 100
  Houston, TX 77046-1173

     To the best of the knowledge of the Trust, the beneficial ownership of shares of Emerging Markets Fund by officers or trustees of the Trust as a group constituted less than one percent of the outstanding shares of such fund as of December 8, 1998. To the best of the knowledge of the Trust, the beneficial ownership of shares of Developing Markets Fund by officers or trustees of the Trust as a group constituted less than one percent of the outstanding shares of such fund as of December 8, 1998.

                                 CAPITALIZATION

     The following table shows the capitalization of each Fund as of October 31, 1998 and on a pro forma combined basis (unaudited) as of that date, giving effect to the Reorganization.

                                     DEVELOPING MARKETS FUND:   EMERGING MARKETS FUND:   PRO FORMA CLASS A
                                             CLASS A                   CLASS A               COMBINED
                                     ------------------------   ----------------------   -----------------
Net Assets.........................        $87,517,225               $43,925,435           $131,442,660
Shares Outstanding.................         11,616,154                 5,964,824             17,446,312
Net Asset Value Per Share.                 $      7.53               $      7.36           $       7.53

                                     DEVELOPING MARKETS FUND:   EMERGING MARKETS FUND:   PRO FORMA CLASS B
                                             CLASS B                   CLASS B               COMBINED
                                     ------------------------   ----------------------   -----------------
Net Assets.........................          $153,941                $49,439,410            $49,593,351
Shares Outstanding.................            20,565                  6,894,258              6,620,273
Net Asset Value Per Share..........          $   7.49                $      7.17            $      7.49

                                     DEVELOPING MARKETS FUND:   EMERGING MARKETS FUND:   PRO FORMA ADVISOR
                                          ADVISOR CLASS             ADVISOR CLASS         CLASS COMBINED
                                     ------------------------   ----------------------   -----------------
Net Assets.........................          $29,288                   $37,736                $67,024
Shares Outstanding.................            3,877                     5,067                  8,877
Net Asset Value Per Share..........          $  7.55                   $  7.45                $  7.55

                                 LEGAL MATTERS

     Certain legal matters concerning the Trust and its participation in the Reorganization, the issuance of shares of Developing Markets Fund in connection with the Reorganization, and the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, counsel to the Trust.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statements of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which the Trust has filed with the Securities and Exchange Commission ("SEC") pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for the Trust's registration statement containing the Prospectus and Statement of Additional Information relating to Emerging Markets Fund is Registration No. 33-19338. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for the Trust's registration statement containing the Prospectus and Statement of Additional Information relating to Developing Markets Fund is Registration No. 33-19338. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

     The Trust is subject to the informational requirements of the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust (including the Registration Statement of the Trust relating to the Developing Markets Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, N.Y. 10048; and 500 West Madison Street, l4th Floor, Chicago, IL 6066l. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at the prescribed rates. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding the Trust and other registrants that file electronically with the SEC.

 ADDITIONAL INFORMATION ABOUT EMERGING MARKETS FUND AND DEVELOPING MARKETS FUND

     For more information with respect to the Trust and Emerging Markets Fund concerning the following topics, please refer to Emerging Markets Fund Prospectus, dated September 8, 1998, as indicated: (i) see "Summary," "The Fund," "Investment Program," "Management" and "General Information" for further information regarding the Trust and Emerging Markets Fund; (ii) see discussion in "Summary," "Investment Program," "Management" and "General Information" for further information regarding management of Emerging Markets Fund; (iii) see "Summary," "Management," "Organization of the Trust," "Dividends, Distributions and Tax Matters" and "General Information" for further information regarding the shares of Emerging Markets Fund; (iv) see "Management," "How to Purchase Shares," "Terms and Conditions of Purchase of the AIM Funds," "Special Plans," "Exchange Privilege," "Determination of Net Asset Value" and "How to Redeem Shares" for further information regarding the purchase, redemption and repurchase of shares of Emerging Markets Fund.

     For more information with respect to the Trust and Developing Markets Fund concerning the following topics, please refer to Developing Markets Fund Prospectus, dated September 8, 1998 and attached as Appendix II to this Proxy Statement/Prospectus, as indicated: (i) see "Summary," "The Fund," "Investment Program," "Management" and "General Information" for further information regarding the Trust and Developing Market Fund; (ii) see discussion in "Summary," "Investment Program," "Management" and "General Information" for further information regarding management of Developing Markets Fund; (iii) see "Summary," "Management," "Organization of the Trust," "Dividends, Distributions and Tax Matters" and "General Information" for further information regarding the shares of Developing Markets Fund; (iv) see "Management," "How to Purchase Shares," "Terms and Conditions of Purchase of the AIM Funds," "Special Plans," "Exchange Privilege," "Determination of Net Asset Value" and "How to Redeem Shares" for further information regarding the purchase, redemption and repurchase of shares of Developing Markets Fund.

                                    EXPERTS

     The audited financial statements of the Funds incorporated by reference herein and in their respective Statements of Additional Information have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Funds' respective Annual Reports to Shareholders for the fiscal year ended October 31, 1998. The financial statements have been incorporated herein by reference in reliance on its reports given on its authority as experts in auditing and accounting.

                                   APPENDIX I
                             PLAN OF REORGANIZATION

                                AND TERMINATION

                                    BETWEEN

                           AIM EMERGING MARKETS FUND

                                      AND

                          AIM DEVELOPING MARKETS FUND

                              EACH A PORTFOLIO OF

                              AIM INVESTMENT FUNDS

                               NOVEMBER 30, 1998

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
ARTICLE 1  DEFINITIONS......................................     1
  Section 1.1  Definitions..................................     1
ARTICLE 2  THE REORGANIZATION...............................     3
  Section 2.1  Exchange of Assets for Shares and Assumption
     of Liabilities.........................................     3
  Section 2.2  Computation of Net Asset Value...............     3
  Section 2.3  Redemption Requests..........................     3
  Section 2.4  Delivery of Assets...........................     4
  Section 2.5  Dissolution..................................     4
  Section 2.6  Issuance of Acquiring Fund's Shares..........     4
  Section 2.7  Identification of Assets.....................     4
  Section 2.8  Discharge of Liabilities.....................     4
  Section 2.9  Transfer Taxes...............................     4
ARTICLE 3  CONDITIONS PRECEDENT TO ACQUIRING FUND'S
  OBLIGATIONS...............................................     4
  Section 3.1  Acquired Fund's Shares; Liabilities; Business
     Operations.............................................     4
  Section 3.2  Court Jurisdiction...........................     5
  Section 3.3  Concentration of Assets......................     5
  Section 3.4  Assets.......................................     5
  Section 3.5  RIC Status...................................     5
  Section 3.6  Dividend and/or Other Distribution...........     5
  Section 3.7  Distribution.................................     5
  Section 3.8  Liabilities..................................     5
  Section 3.9  Shareholder Expenses.........................     5
  Section 3.10 Closing Certificate..........................     6
  Section 3.11 Voting Requirements..........................     6
ARTICLE 4  CONDITIONS PRECEDENT TO ACQUIRED FUND'S
  OBLIGATIONS...............................................     6
  Section 4.1  Registration of Acquiring Fund's Shares......     6
  Section 4.2  Court Jurisdiction...........................     6
  Section 4.3  RIC Status...................................     6
  Section 4.4  Ownership of Acquired Fund's Shares..........     6
  Section 4.5  Reacquisition of Acquiring Fund's Shares.....     6
  Section 4.6  Disposition of the Acquired Fund's Assets....     6
  Section 4.7  Continuation of Acquired Fund's Business.....     6
  Section 4.8  Consideration................................     7
  Section 4.9  Closing Certificate..........................     7
  Section 4.10 Post-Reorganization Transactions.............     7
  Section 4.11 Concentration of Assets......................     7
ARTICLE 5  CONDITIONS PRECEDENT TO BOTH FUNDS'
  OBLIGATIONS...............................................     7
  Section 5.1  Shareholder Vote.............................     7
  Section 5.2  Transfer of Assets...........................     7
  Section 5.3  Intercompany Indebtedness....................     7
  Section 5.4  Value of Shares..............................     7
  Section 5.5  Value of Assets..............................     7
  Section 5.6  Tax Opinion..................................     7
  Section 5.7  Expenses.....................................     8
ARTICLE 6  MISCELLANEOUS....................................     8
  Section 6.1  Termination..................................     8
  Section 6.2  Governing Law................................     8
  Section 6.3  Obligations of AIF...........................     8

                     PLAN OF REORGANIZATION AND TERMINATION

     This PLAN OF REORGANIZATION AND TERMINATION, effective as of November 30, 1998 ("Plan"), is adopted by AIM Investment Funds, a Delaware business trust ("AIF"), acting on behalf of AIM Emerging Markets Fund (the "Acquired Fund") and AIM Developing Markets Fund (the "Acquiring Fund"), each a separate segregated portfolio of assets ("series") of AIF. (The Acquiring Fund and the Acquired Fund are sometimes referred to collectively as the "Funds" and individually as a "Fund.")

                                   WITNESSETH

     WHEREAS, AIF is an investment company registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, the Acquired Fund and the Acquiring Fund, for sale to the public; and

     WHEREAS, A I M Advisors, Inc. provides investment advisory services to both Funds; and

     WHEREAS, the Acquired Fund owns securities in which the Acquiring Fund is permitted to invest; and

     WHEREAS, the Acquired Fund desires to provide for its reorganization through the transfer of all of its assets to the Acquiring Fund in exchange solely for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the issuance by AIF of shares of the Acquiring Fund in the manner set forth in this Plan; and

     WHEREAS, this Plan is intended to be and is adopted by AIF as a "plan of reorganization" within the meaning of Treas. Reg. ss. 1.368-2(g), promulgated under Section 368(a) of the Code.

     NOW, THEREFORE, AIF hereby adopts this Plan.

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1 Definitions. For all purposes of this Plan (including the foregoing recitals), the terms defined in the introductory paragraph shall apply and the following terms shall have the respective meanings set forth in this
Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Acquired Fund's Advisor Class Shares" means issued and outstanding Advisor Class shares of beneficial interest in the Acquired Fund issued by AIF.

     "Acquired Fund's Class A Shares" means issued and outstanding Class A shares of beneficial interest in the Acquired Fund issued by AIF.

     "Acquired Fund's Class B Shares" means issued and outstanding Class B shares of beneficial interest in the Acquired Fund issued by AIF.

     "Acquired Fund's Net Value" means the total value of the Assets less the amount of the Liabilities.

     "Acquired Fund's Required Shareholder Vote" shall have the meaning set forth in Section 3.11 of this Plan.

     "Acquired Fund's Shareholders" means the holders of record as of the Effective Time of all the Acquired Fund's Shares.

     "Acquired Fund's Shareholders Meeting" means a meeting of the shareholders of the Acquired Fund convened in accordance with applicable law and the Agreement and Declaration of Trust of AIF to consider and vote upon the approval of this Plan and the transactions contemplated by this Plan.

     "Acquired Fund's Shares" means the Acquired Fund's Advisor Class Shares, Class A Shares, and Class B Shares.

     "Acquiring Fund's Advisor Class Shares" means Advisor Class shares of beneficial interest in the Acquiring Fund issued by AIF.

     "Acquiring Fund's Class A Shares" means Class A shares of beneficial interest in the Acquiring Fund issued by AIF.

     "Acquiring Fund's Class B Shares" means Class B shares of beneficial interest in the Acquiring Fund issued by AIF.

     "Acquiring Fund's Shares" means the Acquiring Fund's Advisor Class Shares, Class A Shares, and Class B Shares issued pursuant to Sections 2.1 and 2.6 of this Plan.

     "AIF Registration Statement" means the registration statement on Form N-1A of AIF, as amended, Registration No. 811-05426.

     "AIF N-14 Registration Statement" means the registration statement on Form N-14 of AIF as in effect on the Closing Date.

     "Assets" means, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on the Acquired Fund's books, and other property owned by the Acquired Fund at the Valuation Time.

     "Business Day" means a day on which the NYSE is open for trading.

     "Closing" means the delivery of the Assets to the Acquiring Fund, the assumption of all the Liabilities and the issuance of the Acquiring Fund's Shares as described in Section 2.1 of this Plan.

     "Closing Date" means February 12, 1999, or such other date as AIF may determine.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of each Fund.

     "Effective Time" means 5:00 p.m. Central time on the Closing Date.

     "Fund" means the Acquired Fund or the Acquiring Fund.

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Liabilities" means (except as otherwise provided herein) all of the Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not specifically referred to in this Plan. Notwithstanding the foregoing, the Acquired Fund shall use its best efforts, to the extent practicable, to discharge all of its known Liabilities prior to the Valuation Time.

     "Lien" means any pledge, lien, security interest, charge, claim, or encumbrance of any kind.

     "NYSE" means the New York Stock Exchange.

     "Open-End Investment Company" means an open-end management investment company operating under the Investment Company Act.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization, or other entity.

     "Reorganization" means the acquisition of the Assets by the Acquiring Fund in exchange solely for the assumption by the Acquiring Fund of all of the Liabilities and the issuance by AIF of the Acquiring Fund's Shares to the Acquired Fund, which will then distribute such shares to Acquired Fund's Shareholders as described in this Plan, and the termination of the Acquired Fund as a designated series of shares of AIF.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Valuation Time" means the close of regular trading on the NYSE, or such other time as AIF may determine, on the Closing Date.

                                   ARTICLE 2

                               THE REORGANIZATION

     SECTION 2.1  Exchange of Assets for Shares and Assumption of
Liabilities. At the Effective Time, the Acquired Fund shall assign, sell, convey, transfer, and deliver all of its Assets to the Custodian for the account of the Acquiring Fund. In exchange therefor, the Acquiring Fund shall

          (a) issue and deliver to the Acquired Fund the number of full and fractional (to the third decimal place) (i) Class A Acquiring Fund's Shares determined by dividing the Acquired Fund's Net Value attributable to the Class A Acquired Fund's Shares by the net asset value per Class A Acquiring Fund's Share, (ii) Class B Acquiring Fund's Shares determined by dividing the Acquired Fund's Net Value attributable to the Class B Acquired Fund's Shares by the net asset value per Class B Acquiring Fund's Share, and (iii) Advisor Class Acquiring Fund's Shares determined by dividing the Acquired Fund's Net Value attributable to the Advisor Class Acquired Fund's Shares by the net asset value per Advisor Class Acquiring Fund's Share, and

          (b) assume all of the Liabilities.

Such transactions shall all take place at the Closing.

     SECTION 2.2 Computation of Net Asset Value. (a) The net asset value per share of each class of the Acquiring Fund's Shares and the Acquired Fund's Net Value shall, in each case, be determined as of the Valuation Time.

     (b) The net asset value per share of each class of the Acquiring Fund's Shares shall be computed in accordance with the policies and procedures of the Acquiring Fund as described in the AIF Registration Statement.

     (c) The Acquired Fund's Net Value shall be computed in accordance with the policies and procedures of the Acquired Fund as described in the AIF Registration Statement.

     (d) All computations of value pursuant to this Section 2.2 shall be made by or under the direction of A I M Advisors, Inc.

     (e) If, immediately before the Valuation Time, (i) the NYSE is closed to trading or trading thereon is restricted or (ii) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the Acquired Fund's Net Value and the net asset value per share of the Acquiring Fund's Shares is impracticable, the Effective Time shall be postponed until the first Business Day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

     SECTION 2.3 Redemption Requests. The share transfer books of the Acquired Fund will be permanently closed as of the Valuation Time, and only requests for the redemption of the Acquired Fund's Shares received in proper form prior to the Valuation Time shall be accepted by the Acquired Fund. Redemption requests thereafter received by the Acquired Fund shall be deemed to be redemption requests for the applicable class of the Acquiring Fund's Shares (assuming that the transactions contemplated by this Plan have been consummated) to be distributed to the Acquired Fund's Shareholders under this Plan.

     SECTION 2.4 Delivery of Assets. (a) AIF shall instruct the Custodian, no later than three Business Days preceding the Closing Date, to deliver the Assets to the Acquiring Fund at the Effective Time, by transferring ownership of the Assets from the Acquired Fund's account with the Custodian to the Acquiring Fund's account therewith. The Custodian shall deliver at the Closing a certificate of an authorized officer thereof stating that such delivery of the Assets will be effectuated in accordance with such instructions.

     (b) If delivery cannot be made in the manner contemplated by Section 2.4(a) of securities held by the Acquired Fund that were purchased thereby but not yet delivered to it or its broker or brokers by the Effective Time, then such undelivered securities shall be credited to the Acquiring Fund's account with the Custodian on such delivery.

     SECTION 2.5 Dissolution. As soon as reasonably practicable after the Closing Date, but no later than six months thereafter, the Acquired Fund's status as a designated series of shares of AIF shall be terminated.

     SECTION 2.6 Issuance of Acquiring Fund's Shares. At the Effective Time, each Acquired Fund's Shareholder (a) holding Acquired Fund's Class A Shares shall receive that number of full and fractional Acquiring Fund's Class A Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's Class A Shares held by such Acquired Fund's Shareholder at the Effective Time, (b) holding Acquired Fund's Class B Shares shall receive that number of full and fractional Acquiring Fund's Class B Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's Class B Shares held by such Acquired Fund's Shareholder at the Effective Time, and (c) holding Acquired Fund's Advisor Class Shares shall receive that number of full and fractional Acquiring Fund's Advisor Class Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's Advisor Class Shares held by such Acquired Fund's Shareholder at the Effective Time. (In each case, fractional shares shall be calculated to the third decimal place.) All Acquired Fund's Shares shall thereupon be canceled on the books of AIF. AIF shall provide instructions to the Funds' transfer agent with respect to the Acquiring Fund's Shares to be issued to the Acquired Fund's Shareholders. AIF shall record on its books the ownership of the Acquiring Fund's Class A Shares, the Acquiring Fund's Class B Shares, and the Acquiring Fund's Advisor Class Shares by Acquired Fund's Shareholders and shall forward a confirmation of such ownership to the Acquired Fund's Shareholders. No redemption or repurchase of such shares credited to former Acquired Fund's Shareholders in respect of the Acquired Fund's Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to AIF for cancellation or, if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AIF.

     SECTION 2.7 Identification of Assets. AIF's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer thereof verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, as reflected on the Acquiring Fund's books immediately following the Closing, does or will conform to such information on the Acquired Fund's books immediately before the Closing.

     SECTION 2.8 Discharge of Liabilities. The Acquired Fund shall use its reasonable best efforts to discharge all of its known Liabilities, so far as may be possible, prior to the Closing Date

     SECTION 2.9 Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund's Shares in a name other than that of the registered holder on the Acquired Fund's books of the Acquired Fund's Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund's Shares are to be issued, as a condition of such transfer.

                                   ARTICLE 3

              CONDITIONS PRECEDENT TO ACQUIRING FUND'S OBLIGATIONS

     The Acquiring Fund's obligations hereunder shall be subject to satisfaction of the following conditions at or before the Effective Time.

     SECTION 3.1 Acquired Fund's Shares; Liabilities; Business Operations. (a) There is no plan or intention by Acquired Fund's Shareholders who own 5% or more of the Acquired Fund's Shares, and to the knowledge of AIF's management the remaining Acquired Fund's Shareholders have no present plan or intention, of selling, exchanging, redeeming, or otherwise disposing of a number of the Acquiring Fund's Shares to be received by them in connection with the Reorganization that would reduce the Acquired Fund's Shareholders' ownership of issued and outstanding shares of beneficial interest in the Acquiring Fund to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Acquired Fund's Shares as of the same date. For purposes of this representation, shares of either Fund held by the Acquired Fund's Shareholders and otherwise sold, redeemed, or disposed of prior or subsequent to the Reorganization will be considered in making this representation, except for shares that have been, or will be, redeemed by either Fund in the ordinary course of its business as a series of an Open-End Investment Company.

     (b) At the time of the Reorganization, the Acquired Fund shall not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any Person could acquire Acquired Fund's Shares, except for the right of investors to acquire Acquired Fund's Shares at net asset value in the ordinary course of its business as a series of an Open-End Investment Company.

     (c) From the date it commenced operations and ending on the Closing Date, the Acquired Fund will have conducted its "historic business" (within the meaning of Section 1.368-1(d)(2) of the Income Tax Regulations under the Code) in a substantially unchanged manner. In anticipation of the Reorganization, the Acquired Fund will not dispose of Assets that, in the aggregate, will result in less than 50% of its "historic business assets" (within the meaning of Section 1.368-1(d)(3) of those regulations) being transferred to the Acquiring Fund.

     SECTION 3.2 Court Jurisdiction. The Acquired Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.3 Concentration of Assets. Not more than 25% of the value of the total Assets (excluding cash, cash equivalents, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such Assets is invested in the stock and securities of five or fewer issuers.

     SECTION 3.4 Assets. The Acquired Fund has, and upon delivery of the Assets the Acquiring Fund will receive, good and marketable title to all Assets, free and clear of all Liens.

     SECTION 3.5  RIC Status. The Acquired Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing.

     SECTION 3.6 Dividend and/or Other Distribution. At or immediately before the Effective Time, the Acquired Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

     SECTION 3.7 Distribution. The Acquiring Fund's Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Plan.

     SECTION 3.8 Liabilities. The Liabilities were incurred by the Acquired Fund in the ordinary course of business.

     SECTION 3.9 Shareholder Expenses. The Acquired Fund's Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.10 Closing Certificate. An officer of AIF, in such person's capacity as such officer and not as an individual, will prepare and deliver at the Closing, on behalf of the Acquired Fund, a certificate, dated as of the Closing Date, to the effect that the Acquired Fund has satisfied all conditions specified in this Plan.

     SECTION 3.11 Voting Requirements. The vote of a majority of the Acquired Fund's Shares cast at a meeting at which a quorum is present (the "Acquired Fund's Required Shareholder Vote") is the only vote of the holders of any class or series of shares of beneficial interest in the Acquired Fund necessary to approve this Plan and the transactions contemplated by this Plan.

                                   ARTICLE 4

              CONDITIONS PRECEDENT TO ACQUIRED FUND'S OBLIGATIONS

     The Acquired Fund's obligations hereunder shall be subject to satisfaction of the following conditions at or before the Effective Time.

     SECTION 4.1 Registration of Acquiring Fund's Shares. (a) The Acquiring Fund's Shares to be issued pursuant to Sections 2.1 and 2.6 shall, on the Closing Date, be duly registered under the Securities Act by the AIF N-14 Registration Statement.

     (b) The Acquiring Fund's Shares to be issued pursuant to Sections 2.1 and
2.6 of this Plan are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the AIF N-14 Registration Statement. At the time of the Reorganization, the Acquiring Fund shall not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any Person could acquire shares of beneficial interest in the Acquiring Fund, except for the right of investors to acquire such shares at net asset value in the normal course of its business as a series of an Open-End Investment Company.

     SECTION 4.2 Court Jurisdiction. The Acquiring Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.3  RIC Status. The Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

     SECTION 4.4 Ownership of Acquired Fund's Shares. The Acquiring Fund does not directly or indirectly own, nor will it have owned at any time during the five-year period ending on the Closing Date, directly or indirectly, any shares of the Acquired Fund.

     SECTION 4.5 Reacquisition of Acquiring Fund's Shares. The Acquiring Fund has no plan or intention (a) to issue additional shares of beneficial interest therein following the Reorganization, except for shares issued in the ordinary course of its business as a series of an Open-End Investment Company, or (b) to reacquire any of the Acquiring Fund's Shares issued in the Reorganization, except to the extent that the Acquiring Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business.

     SECTION 4.6 Disposition of the Acquired Fund's Assets. The Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Assets, other than in the ordinary course of its business and to the extent necessary to maintain its status as a RIC.

     SECTION 4.7 Continuation of Acquired Fund's Business. Following the Reorganization, the Acquiring Fund will continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the Income Tax Regulations under the
Code) of the Acquired Fund or use a significant portion of the Acquired Fund's historic business assets (within the meaning of Section 1.368-1(d)(3) of those regulations) in a business.

     SECTION 4.8 Consideration. No consideration other than the Acquiring Fund's Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in connection with the Reorganization.

     SECTION 4.9 Closing Certificate. An officer of AIF, in such person's capacity as such officer and not as an individual, will prepare and deliver at the Closing, on behalf of the Acquiring Fund, a certificate, dated as of the Closing Date, to the effect that the Acquiring Fund has satisfied all conditions specified in this Plan.

     SECTION 4.10 Post-Reorganization Transactions. There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization.

     SECTION 4.11 Concentration of Assets. Immediately after the Reorganization, (a) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

                                   ARTICLE 5

                CONDITIONS PRECEDENT TO BOTH FUNDS' OBLIGATIONS

     Each Fund's obligations hereunder shall be subject to satisfaction of the following conditions at or before the Effective Time.

     SECTION 5.1 Shareholder Vote. This Plan, the Reorganization, and related matters shall have been approved and adopted at the Acquired Fund's Shareholders Meeting by the shareholders of the Acquired Fund on the record date therefor by the Acquired Fund's Required Shareholder Vote.

     SECTION 5.2 Transfer of Assets. Pursuant to the Reorganization, the Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Reorganization. For the purposes of this calculation, any amounts used by the Acquired Fund to pay its Reorganization expenses and redemptions and distributions made by it immediately before the Reorganization (except for (a) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code and (b) redemptions not made as part of the Reorganization) will be included as assets thereof held immediately before the Reorganization.

     SECTION 5.3 Intercompany Indebtedness. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount.

     SECTION 5.4 Value of Shares. The aggregate fair market value of the Acquiring Fund's Class A Shares to be received by the Acquired Fund's Shareholders will be approximately equal to the aggregate fair market value of the Acquired Fund's Class A Shares constructively surrendered in exchange therefor; the aggregate fair market value of the Acquiring Fund's Class B Shares to be received by the Acquired Fund's Shareholders will be approximately equal to the aggregate fair market value of the Acquired Fund's Class B Shares constructively surrendered in exchange therefor; and the aggregate fair market value of the Acquiring Fund's Advisor Class Shares to be received by the Acquired Fund's Shareholders will be approximately equal to the aggregate fair market value of the Acquired Fund's Advisor Class Shares constructively surrendered in exchange therefor.

     SECTION 5.5 Value of Assets. The fair market value on a going concern basis of the Assets will equal or exceed the sum of the Liabilities to be assumed by the Acquiring Fund plus the Liabilities to which the Assets are subject.

     SECTION 5.6 Tax Opinion. AIF shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel"), addressed to and in form and substance satisfactory to AIF, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in Articles 3 through 5 (other than in this Section 5.6), and treat them as representations by AIF to Counsel, and may rely, as to any factual matters, exclusively and without independent verification, on such representations and any other representations made to Counsel by responsible officers of AIF. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

          (a) The Acquiring Fund's acquisition of the Assets in exchange solely for the Acquiring Fund's Shares and the Acquiring Fund's assumption of the Liabilities, followed by the Acquired Fund's distribution of those shares to the Acquired Fund's Shareholders constructively in exchange for their Acquired Fund's Shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) or (D), as applicable, of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          (b) No gain or loss will be recognized to the Acquired Fund on the transfer to the Acquiring Fund of the Assets in exchange solely for the Acquiring Fund's Shares and the Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Acquired Fund's Shareholders in constructive exchange for their Acquired Fund's Shares;

          (c) No gain or loss will be recognized to the Acquiring Fund on its receipt of the Assets in exchange solely for the Acquiring Fund's Shares and its assumption of the Liabilities;

          (d) The Acquiring Fund's basis for the Assets will be the same as the basis thereof in the Acquired Fund's hands immediately before the Reorganization, and the Acquiring Fund's holding period for the Assets will include the Acquired Fund's holding period therefor;

          (e) An Acquired Fund's Shareholder will recognize no gain or loss on the constructive exchange of all its Acquired Fund's Shares solely for Acquiring Fund's Shares pursuant to the Reorganization; and

          (f) An Acquired Fund's Shareholder's basis for the Acquiring Fund's Shares to be received by it in the Reorganization will be the same as the basis for its Acquired Fund's Shares to be constructively surrendered in exchange for those Acquiring Fund's Shares, and its holding period for those Acquiring Fund's Shares will include its holding period for those Acquired Fund's Shares, provided they are held as capital assets by the Acquired Fund's Shareholder at the Effective Time.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Acquired Fund's Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     SECTION 5.7 Expenses. Each Fund shall bear the expenses it incurs in connection with this Plan and the Reorganization and other transactions contemplated hereby.

                                   ARTICLE 6

                                 MISCELLANEOUS

     SECTION 6.1 Termination. AIF's trustees may terminate this Plan and abandon the Reorganization at any time prior to the Closing Date if circumstances develop that, in their judgment, make proceeding with the Reorganization inadvisable for either Fund.

     SECTION 6.2 Governing Law. This Plan shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     SECTION 6.3 Obligations of AIF. No officer, trustee, or shareholder of AIF shall be personally liable for the liabilities or obligations of AIF incurred hereunder.

                                                                     APPENDIX II

                            CLASS A AND B SHARES OF:

                          AIM DEVELOPING MARKETS FUND

                       SUPPLEMENT DATED DECEMBER 14, 1998
                   TO THE PROSPECTUS DATED SEPTEMBER 8, 1998

  Effective December 14, 1998, sub-advisory and sub-administration responsibility for AIM Investment Funds' AIM Developing Markets Fund (the "Fund") will be transferred from INVESCO (NY), Inc. to INVESCO Asset Management Ltd., another indirect wholly owned subsidiary of AMVESCAP PLC. A I M Advisors, Inc. ("AIM Advisors") will continue to serve as the manager and administrator of the Fund. The transfer will not change the fees AIM Advisors' pays for sub-advisory services and will not change the nature of the sub-advisory services provided to the Fund or the personnel providing such services.

 [AIM LOGO APPEARS HERE]       THE AIM FAMILY OF FUNDS--Registered Trademark--

CLASS A AND CLASS B SHARES OF

AIM DEVELOPING MARKETS FUND
(A SERIES PORTFOLIO OF AIM INVESTMENT FUNDS)
PROSPECTUS
SEPTEMBER 8, 1998

This Prospectus contains information about AIM DEVELOPING MARKETS FUND (the "Fund"), which is one of several series investment portfolios comprising AIM Investment Funds (the "Trust"), an open-end, series, management investment company. The Fund is a non-diversified portfolio which primarily seeks long-term capital appreciation. Its secondary investment objective is income, to the extent consistent with seeking capital appreciation. The Fund normally invests substantially all of its assets in issuers in the developing (or "emerging") markets of Asia, Europe, Latin America and elsewhere. A majority of the Fund's assets ordinarily is invested in emerging market equity securities. The Fund also invests in emerging market debt securities, which are selected based on their potential to provide a combination of capital appreciation and current income.

The Fund is designed for long-term investors and not as a trading vehicle. The Fund does not represent a complete investment program, nor is it suitable for all investors. The Fund may invest significantly in equity and high yield, high risk ("lower quality") debt securities that are predominantly speculative. Investments of this type are subject to a greater risk of loss of principal and interest. The Fund's investments in securities of issuers in developing markets involves special considerations and risks that are not typically associated with investments in securities of issuers in the United States or in other more established markets. Investors should carefully assess the risks associated with an investment in the Fund.

This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated September 8, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Trust at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling 1-800-347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. Additional information about the Fund may also be obtained from http://www.aimfunds.com.

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
SUMMARY................................     2
THE FUND...............................     4
  Table of Fees and Expenses...........     4
  Financial Highlights.................     5
  Performance..........................     6
  Investment Program...................     6
  Risk Factors.........................    10
  Management...........................    14
  Organization of the Trust............    16
INVESTOR'S GUIDE TO THE AIM FAMILY OF
  FUNDS--Registered Trademark--........   A-1

                                         PAGE
                                         ----
  Introduction to The AIM Family of
     Funds.............................   A-1
  How to Purchase Shares...............   A-1
  Terms and Conditions of Purchase of
     the AIM Funds.....................   A-2
  Special Plans........................   A-9
  Exchange Privilege...................  A-12
  How to Redeem Shares.................  A-14
  Determination of Net Asset Value.....  A-19
  Dividends, Distributions and Tax
     Matters...........................  A-19
  General Information..................  A-23
APPLICATION INSTRUCTIONS...............   B-1

                                    SUMMARY
--------------------------------------------------------------------------------

THE FUND

  The Fund is a non-diversified series of the Trust.

  INVESTMENT OBJECTIVES. The Fund's primary investment objective is long-term capital appreciation; its secondary objective is income, to the extent consistent with seeking capital appreciation.

  PRINCIPAL INVESTMENTS. The Fund normally invests a majority of its assets in emerging market equity securities and also may invest in emerging market debt securities.

  INVESTMENT MANAGERS. The Fund is managed by A I M Advisors, Inc. ("AIM") and is sub-advised and sub-administered by INVESCO (NY), Inc. (the "Sub-advisor"). AIM and the Sub-advisor and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world. AIM and the Sub-advisor are both indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia. AIM was organized in 1976 and, together with its subsidiaries, currently advises approximately 90 investment company portfolios.

  PURCHASING SHARES. Investors may select Class A or Class B shares of the Fund which are offered by this Prospectus at an offering price that reflects differing sales charges and expense levels. See "Terms and Conditions of Purchase of the AIM Funds Sales Charges and Dealer Concessions." Pursuant to a separate prospectus, the Fund also offers Advisor Class shares, which represent interests in the Fund. The Advisor Class has different distribution arrangements.

  CLASS A SHARES -- Shares are offered at net asset value plus any applicable initial sales charge.

  CLASS B SHARES -- Shares are offered at net asset value without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. Class B shares automatically convert to Class A shares of the Fund eight years following the end of the calendar month in which a purchase was made. Class B shares are subject to higher expenses than Class A shares.

  Initial investments in any class of shares must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Fund's shares is A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739. See "How to Purchase Shares" and "Special Plans."

  SUITABILITY FOR INVESTORS. An investor in Class A or Class B shares of the Fund should consider the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the shares are expected to be held, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and any applicable contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return on Class A shares. To assist investors in making this determination, the table under the caption "Table of Fees and Expenses" sets forth examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges, as described below. Therefore, AIM Distributors will reject any order for purchase of more than $250,000 for Class B shares.

  EXCHANGE PRIVILEGE. The Fund is among those mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds" or the "AIM Funds"). Class A and Class B shares of the Fund may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

  REDEEMING SHARES. Class A shareholders of the Fund may redeem all or a portion of their shares at net asset value on any business day, generally without charge. A contingent deferred sales charge of 1% may apply to certain redemptions where a purchase of more than $1 million is made at net asset value. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  Class B shareholders of the Fund may redeem all or a portion of their shares at net asset value on any business day, less a contingent deferred sales charge for redemptions made within six years from the date such shares were purchased. Class B shares redeemed after six years from the date such shares were purchased will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."

  DISTRIBUTIONS. The Fund currently declares and pays dividends from net investment income, if any, on an annual basis. The Fund generally makes distributions of realized capital gains, if any, on an annual basis. Dividends and distributions of the Fund may be reinvested at net asset value without payment of a sales charge in the Fund's shares or may be invested in shares of the other funds in The AIM Family of Funds. See "Dividends, Distributions and Tax Matters" and "Special Plans."

  RISK FACTORS. There is no assurance that the Fund will achieve its investment objectives. The Fund's net asset value per share will fluctuate, reflecting fluctuations in the market value of its portfolio holdings.

  The Fund invests in foreign securities. Investments in foreign securities involve risks relating to political and economic developments abroad and the differences between the regulations to which U.S. and foreign issuers are subject. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy. Changes in foreign currency exchange rates will affect the Fund's net asset value, earnings, and gains and losses realized on sales of securities. Securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. The Fund normally invests substantially all of its assets in issuers in emerging markets. Such investments entail greater risks than investing in issuers in developed markets. The Fund may engage in certain foreign currency, options and futures transactions to attempt to hedge against the overall level of investment and currency risk associated with its present or planned investments. Such transactions involve certain risks and transaction costs. The value of debt securities held by the Fund generally fluctuates inversely with interest rate movements. Certain investment grade debt securities may possess speculative qualities. The Fund may invest in below investment grade debt securities. Investments of this type are subject to a greater risk of loss of principal and interest. See "Investment Program" and "Risk Factors."

  THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM
LOGO), AIM AND DESIGN, AIM, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS AND LA FAMILIA AIM DE FONDOS AND DESIGN ARE REGISTERED SERVICE MARKS AND INVEST WITH DISCIPLINE AND AIM BANK CONNECTION ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

                                    THE FUND
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

  The expenses and maximum transaction costs associated with investing in the Class A and Class B shares of the Fund are reflected in the following table(1):

                                                              CLASS A   CLASS B
                                                              -------   -------
Shareholder Transaction Costs(2):
  Maximum sales charge on purchases of shares (as a % of
     offering price)........................................   4.75%     None
  Sales charges on reinvested distributions to
     shareholders...........................................   None      None
  Maximum deferred sales charge (as a % of net asset value
     at time of purchase or sale, whichever is less)........   None      5.00%
  Redemption Charges........................................   None      None
  Exchange Fees.............................................   None      None
Annual Fund Operating Expenses(3): (as a % of average net
  assets)
  Investment management and administration fees.............   0.98%     0.98%
  12b-1 distribution and service fees.......................   0.50%     1.00%
  Other expenses (after estimated reimbursements and
     waivers)...............................................   0.52%     0.52%
                                                               ----      ----
          Total Fund Operating Expenses.....................   2.00%     2.50%
                                                               ====      ====

(1) This table is intended to assist investors in understanding the various costs and expenses associated with investing in the Fund. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by National Association of Securities Dealers, Inc. rules regarding investment companies.

(2) Sales charge waivers are available for Class A and Class B shares, and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter, reaching zero after six years. See "Terms and Conditions of Purchase of the AIM Funds -- Reductions in Initial Sales Charges."

(3) Expenses are estimated based on the fees and expenses the Fund is expected to incur during its initial fiscal year as an open-end fund and AIM's undertaking to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 2.00% and 2.50% of the average daily net assets of the Fund's Class A shares and Class B shares, respectively. AIM has voluntarily agreed to continue this limitation through May 31, 2000. Without reimbursements and waivers, "Other expenses" and "Total Fund Operating Expenses" are estimated to be 0.65% and 2.13%, respectively, for Class A shares and 0.65% and 2.63%, respectively, for Class B shares. "Other expenses" include custody, transfer agent, legal and audit fees and other operating expenses. See "Management" herein and in the Statement of Additional Information for more information.

  HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES. An investor would have directly or indirectly paid the following expenses at the end of the periods shown on a $1,000 investment in the Fund, assuming a 5% annual return:

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS(3)
                                                     ------   -------   -------   -----------
Class A Shares(1)..................................   $67      $108      $151        $270
Class B Shares:
  Assuming a complete redemption at end of
period(2)..........................................   $77      $111      $157        $274
  Assuming no redemption...........................   $26      $ 79      $135        $274

(1)  Assumes payment of maximum sales charge by the investor.

(2)  Assumes deduction of the applicable contingent deferred sales charge.

(3) For Class B shares, this number reflects the conversion to Class A shares eight years following the end of the calendar month in which a purchase was made.

  THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUND'S PROJECTED OR ACTUAL PERFORMANCE.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  The table below provides condensed financial information concerning income and capital changes for Class A and Class B shares of the Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial statements and notes, for the fiscal year ended October 31, 1997 and the semi-annual period ended April 30, 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is also included in the Statement of Additional Information. The Predecessor Fund was a closed-end investment company whose single class of shares traded on the New York Stock Exchange ("NYSE"). On October 31, 1997, the Fund, which had no previous operating history, acquired the assets and assumed the liabilities of G.T. Global Developing Markets Fund, Inc. (the "Predecessor Fund"). On that date, all shareholders of the Predecessor Fund received Class A shares of the Fund. The fees and expenses of the Fund will differ from those of the Predecessor Fund. The Fund's fiscal year end will be October 31, rather than December 31, which was the Predecessor Fund's fiscal year end.

                          AIM DEVELOPING MARKETS FUND
                  (FORMERLY GT GLOBAL DEVELOPING MARKETS FUND)
            (SUCCESSOR TO G.T. GLOBAL DEVELOPING MARKETS FUND, INC.)

                                                                             CLASS A+                                  CLASS B++
                                              ----------------------------------------------------------------------   ----------
                                                                                                   JANUARY 11, 1994
                                              SIX MONTHS       TEN MONTHS        YEAR ENDED          (COMMENCEMENT     SIX MONTHS
                                                ENDED             ENDED         DECEMBER 31,       OF OPERATIONS) TO     ENDED
                                              APRIL 30,        OCTOBER 31,   -------------------     DECEMBER 31,      APRIL 30,
                                               1998(d)           1997(e)     1996(e)    1995(e)         1994(e)         1998(d)
                                              ----------       -----------   --------   --------   -----------------   ----------
Per Share Operating Performance:
Net asset value, beginning of period.........  $  12.56         $  13.84     $ 11.60    $ 12.44        $  15.00         $  12.56
                                               --------         --------     --------   --------       --------         --------
Income from investment operations:
 Net investment income.......................      0.23*O           0.25        0.53       0.72            0.35             0.21*O
 Net realized and unrealized gain (loss) on
   investments...............................        --            (1.53)       2.19      (0.84)          (2.46)           (0.01)
                                               --------         --------     --------   --------       --------         --------
   Net increase (decrease) from investment
     operations..............................      0.23            (1.28)       2.72      (0.12)          (2.11)            0.20
                                               --------         --------     --------   --------       --------         --------
Redemption fees retained (Note 4)............      0.23               --          --         --              --             0.23
                                               --------         --------     --------   --------       --------         --------
Distributions to shareholders:
 From net investment income..................     (0.60)              --       (0.48)     (0.72)          (0.35)           (0.60)
 From net realized gain on investments.......        --               --          --         --           (0.10)              --
                                               --------         --------     --------   --------       --------         --------
   Total distributions.......................     (0.60)              --       (0.48)     (0.72)          (0.45)           (0.60)
                                               --------         --------     --------   --------       --------         --------
Net asset value, end of period...............  $  12.42         $  12.56     $ 13.84    $ 11.60        $  12.44         $  12.39
                                               ========         ========     ========   ========       ========         ========
Market value, end of period..................  $    N/A         $  11.81     $ 11.63    $  9.75            9.75
                                               ========         ========     ========   ========       ========         ========
   Total investment return (based on market
     value)..................................       N/A             1.62%(b)   24.18%      6.60%         (32.16)%(b)
   Total investment return (based on net
     asset value)............................      3.68%(b)(c)     (9.25)%(b)   23.59%    (0.95)%        (14.07)%(b)     3.36%(b)(c)
Ratios and supplemental data:
Net assets, end of period (in 000's).........  $208,169         $457,379     $504,012   $422,348       $452,872         $    207
Ratio of net investment income to average net
 assets:
 With expense reductions and reimbursement...      3.06%(a)         2.03%(a)    4.07%      6.33%           2.75%(a)         2.32%(a)
 Without expense reductions and
   reimbursement.............................      2.56%(a)         1.95%(a)    4.04%      6.30%           2.75%(a)         1.82%(a)
Ratio of operating expenses to average net
 assets:
 With expense reductions and
   reimbursements............................      1.72%(a)         1.71%(a)    1.82%      1.77%           2.01%(a)         2.46%(a)
 Without expense reductions and
   reimbursement.............................      2.22%(a)         1.83%(a)    1.85%      1.80%           2.01%(a)         2.96%(a)
Ratio of interest expense to average net
 assets+++...................................      0.22%(a)          N/A         N/A        N/A             N/A             0.22%(a)
Portfolio turnover rate+++...................        99%(a)          184%(a)     138%        75%             56%(a)           99%(a)
Average commission rate per share paid on
 portfolio transactions+++...................  $ 0.0017         $ 0.0023     $0.0022        N/A             N/A         $ 0.0017

---------------
(a) Annualized.
(b) Not annualized.
(c) Total investment return does not include sales charges.
(d) These selected per share data were calculated based upon the average shares outstanding during the period.
(e) These financial highlights provide per share information of G.T. Global Developing Markets Fund, Inc. the Predecessor Fund (See Note 1 to Notes to Financial Statements) for the periods up to and including October 31, 1997. The fees and expenses of the Fund differ from those of the Predecessor Fund.
 * Before reimbursement the net investment income per share would have been reduced by $0.03 for Class A, and Class B shares.
 O Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements. Without such a payment net investment would have been $0.09 and $0.07 per share for Class A and B, respectively.
 + All capital shares issued and outstanding October 31, 1997 were reclassified as Class A shares.
 ++ Commencing November 1, 1997, the Fund began offering Class B and Advisor
    Class shares.
+++ Portfolio turnover rate, average commission rate and ratio of interest expense to average net assets are calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.
N/A Not Applicable.
                                ---------------

                                                                                          AVERAGE MONTHLY NUMBER   AVERAGE AMOUNT
                                                   AMOUNT OF DEBT     AVERAGE AMOUNT      OF REGISTRANT'S SHARES    OF DEBT PER
                                                   OUTSTANDING AT   OF DEBT OUTSTANDING        OUTSTANDING          SHARE DURING
YEAR ENDED                                         END OF PERIOD     DURING THE PERIOD      DURING THE PERIOD        THE PERIOD
----------                                         --------------   -------------------   ----------------------   --------------
Six Months ended April 30, 1998..................        $--            $3,299,756              21,283,681            $ 0.155
October 31, 1997.................................        $--            $  379,964              36,416,667            $0.0104

  Average amount of debt outstanding during the period is computed on a daily basis.

--------------------------------------------------------------------------------

PERFORMANCE

  All advertisements of the Fund will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

  The Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the Fund's maximum front-end sales charge at the time of purchase. Standardized total return for Class B shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period.

  The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. Such practices will have the effect of increasing the Fund's total return. The performance of the Fund will vary from time to time and past results are not necessarily representative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund as well as by general market conditions.
--------------------------------------------------------------------------------

INVESTMENT PROGRAM

  INVESTMENT OBJECTIVES. The Fund's primary investment objective is long-term capital appreciation; its secondary objective is income, to the extent consistent with seeking capital appreciation. The Fund normally invests substantially all of its assets in issuers in the developing (or "emerging") markets of Asia, Europe, Latin America and elsewhere. A majority of the Fund's assets normally are invested in emerging market equity securities. The Fund may invest in the following types of equity securities: common stock, preferred stock, securities convertible into common stock, American Depositary Receipts, Global Depositary Receipts, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics. The Fund may also invest in emerging market debt securities that will be selected based on their potential to provide a combination of capital appreciation and current income. There can be no assurance the Fund will achieve its investment objectives.

  INVESTMENT POLICIES. For purposes of the Fund's operations, emerging markets consist of all countries determined by the Sub-advisor to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. See "Investment Objectives and Policies" in the Statement of Additional Information for a complete list of all the countries that the Fund does not currently consider to be emerging markets.

  For purposes of the Fund's policy of normally investing substantially all of its assets in issuers in emerging markets, the Fund will consider investment in the following emerging markets:

     Algeria
     Argentina
     Bolivia
     Botswana
     Brazil
     Bulgaria
     Chile
     China
     Colombia
     Costa Rica
     Cyprus
     Czech Republic
     Dominican Republic
     Ecuador
     Egypt
     El Salvador
     Finland
     Ghana
     Greece
     Hong Kong
     Hungary
     India
     Indonesia
     Israel
     Ivory Coast
     Jamaica
     Jordan
     Kazakhstan
     Kenya
     Lebanon
     Malaysia
     Mauritius
     Mexico
     Morocco
     Nicaragua
     Nigeria
     Oman
     Pakistan
     Panama
     Paraguay
     Peru
     Philippines

     Poland
     Portugal
     Republic of Slovakia
     Russia
     Singapore
     Slovenia
     South Africa
     South Korea
     Sri Lanka
     Swaziland
     Taiwan
     Thailand
     Turkey
     Ukraine
     Uruguay
     Venezuela
     Zambia
     Zimbabwe

  Although the Fund considers each of the above-listed countries eligible for investment, it will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

  As used in this Prospectus, an issuer in an emerging market is an entity (1) for which the principal securities trading market is an emerging market, as defined above, (2) that (alone or on a consolidated basis) derives 50% or more of its total revenues from business in emerging markets, provided that, in the Sub-advisor's view, the value of such issuer's securities will tend to reflect emerging market developments to a greater extent than developments elsewhere, or
(3) organized under the laws of, or with a principal office in, an emerging market.

  In selecting investments, the Sub-advisor seeks to identify those countries and industries where economic and political factors, including currency movements, are likely to produce above-average growth rates over the long term. The Sub-advisor seeks those emerging markets that have strongly developing economies and in which the markets are becoming more sophisticated. The Sub-advisor then invests in those companies in such countries and industries that it believes are best positioned and managed to take advantage of these economic and political factors. The Sub-advisor believes that the issuers of securities in emerging markets often have sales and earnings growth rates that exceed those in developed countries and that such growth rates may in turn be reflected in more rapid share price appreciation.

  As opportunities to invest in securities in other emerging markets develop, the Fund expects to expand and further broaden the group of emerging markets in which it invests. In some cases, investments in debt securities could provide the Fund with access to emerging markets in the early stages of their economic development, when equity securities are not yet generally available or, in the Sub-advisor's view, do not yet present an acceptable investment alternative. While the Fund generally is not restricted in the portion of its assets that may be invested in a single region, under normal conditions its assets will be invested in issuers in at least four countries, and it will not invest more than 25% of its assets in issuers in one country. The Fund's holdings of any one foreign currency together with securities denominated in or indexed to such currency will not exceed 40% of its assets.

CERTAIN INVESTMENT STRATEGIES AND POLICIES. In pursuit of its objectives and policies, the Fund may employ one or more of the following strategies in order to enhance investment results:

  INVESTMENTS IN DEBT SECURITIES. The Fund may invest up to 50% of its total assets in the following types of emerging market debt securities: (1) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (collectively, "Sovereign Debt"), including Brady Bonds; (2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt; (3) debt securities issued by banks and other business entities; and (4) debt securities denominated in or indexed to the currencies of emerging markets. Debt securities held by the Fund may take the form of bonds, notes, bills, debentures, bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of any of the foregoing. There is no requirement with respect to the maturity or duration of debt securities in which the Fund may invest.

  There is no limitation on the percentage of the Fund's assets that may be invested in debt securities that are rated below investment grade. Investment in below investment grade debt securities involves a high degree of risk and can be speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Debt securities in which the Fund will invest may not be rated; if rated, it is expected that such ratings will be below investment grade. See "Risk Factors -- Risks Associated with Debt Securities" and "-- Risks Associated with Below Investment Grade Debt Securities."

  The Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the countries of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Nigeria, Panama, Peru, Philippines, Poland, Uruguay, Venezuela and Vietnam, and are expected to be issued by other emerging market countries. As of the date of this Prospectus, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade.

  The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time of issuance and is adjusted at regular intervals thereafter.

  Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, relative interest rate levels and/or the creditworthiness of issuers.

  TEMPORARY DEFENSIVE STRATEGIES. In the interest of preserving shareholders' capital, the Sub-advisor may employ a temporary defensive investment strategy for the Fund if it determines such a strategy to be warranted due to market, economic or political conditions. Under a defensive strategy, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units such as Euros) and/or invest any portion or all of its assets in high quality money market instruments of U.S. or foreign issuers. In addition, for temporary defensive purposes, most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. To the extent the Fund adopts a temporary defensive posture, it will not be invested so as to directly achieve its investment objectives. In addition, pending investment of proceeds from new sales of Fund shares or in order to meet ordinary daily cash needs, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest in foreign or domestic high quality money market instruments. For a description of money market instruments, see "Temporary Defensive Strategies" in the "Investment Objectives and Policies" section of the Statement of Additional Information.

  BORROWING AND REVERSE REPURCHASE AGREEMENTS. In connection with meeting requests for the redemption of Fund shares, the Fund may borrow from banks or may borrow through reverse repurchase agreements. The Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions, but total borrowings may not exceed 33 1/3% of its total assets. However, the Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding. Any borrowing by the Fund may cause greater fluctuation in the value of its shares than would be the case if it did not borrow.

  A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash and agrees to repurchase the security in the future at an agreed-upon price that includes an interest component.

  SECURITIES LENDING. The Fund may lend its portfolio securities to broker/dealers or to other institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, enhances the Fund's total return. The Fund limits its loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made. While a loan is outstanding, the borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. government securities or certain irrevocable letters of credit equal to at least 100% of the value of the borrowed securities plus any accrued interest or such other collateral as permitted by the Fund's investment program and regulatory agencies, and as approved by the Board. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the securities and possible loss of rights in the collateral if the borrower fails financially.

  OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS. To attempt to increase return, the Fund may write call options on securities. This strategy will be employed only when, in the opinion of the Sub-advisor, the size of the premium the Fund receives for writing the option is adequate to compensate it against the risk that appreciation in the underlying security may not be fully realized if the option is exercised. The Fund also is authorized to write put options to attempt to enhance return, although it does not currently intend to do so.

  The Fund may also use forward currency contracts, futures contracts, options on securities, options on currencies, options on indices and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with its investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund may enter into such instruments up to the full value of its portfolio assets. See "Options, Futures and Currency Strategies" in the Statement of Additional Information.

  To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. The Fund also may purchase and sell put and call options on currencies, futures contracts on currencies and options on such futures contracts to hedge its portfolio against movements in exchange rates.

  Only a limited market, if any, currently exists for options and futures transactions relating to currencies of most emerging markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets. To the extent that such a market does not exist, the Sub-advisor may not be able to effectively hedge its investment in such markets.

  In addition, the Fund may purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or that the Sub-advisor intends to include in the Fund's portfolio. The Fund also may purchase and sell put and call options on stock indices to hedge against overall fluctuations in the securities markets or in a specific market sector.

  Further, the Fund may sell index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general market or a specific market sector decline that could adversely affect the Fund's portfolio. The Fund also may purchase index futures contracts and purchase call options or write put options on such contracts to hedge against a general market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. Similarly, the Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

  INVESTMENT IN OTHER INVESTMENT COMPANIES OR VEHICLES. The Fund may be able to invest in certain countries solely or primarily through governmentally authorized investment vehicles or companies, some of which may be investment vehicles or companies that are advised by the Sub-advisor or its affiliates ("Affiliated Funds"). Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as each investment does not represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

  Investment in other investment companies may involve the payment of substantial premiums above the value of their portfolio securities and multiple layering of fees and expenses and is subject to limitations under the 1940 Act and market availability. The Fund does not intend to invest in other investment companies unless, in the judgment of the Sub-advisor, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in another investment company, the Fund would bear its ratable share of that company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses. AIM and the Sub-advisor will waive their advisory fees to the extent that the Fund invests in an Affiliated Fund.

  PRIVATIZATIONS. The governments in some emerging markets have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Sub-advisor believes that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of the Fund in privatizations in appropriate circumstances. In certain emerging markets, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law or the terms on which the Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments in emerging markets will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

  WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Fund may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will purchase or sell when-issued securities and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Fund will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities with its custodian bank and will mark to market daily such assets. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

  LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.

  In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Sub-advisor to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  ZERO COUPON SECURITIES. The Fund may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. The Fund also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt, and in payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay "interest" in the form of additional securities. How-ever, a portion of the original issue discount on zero coupon securities and the interest on payment-in-kind securities will be included in the Fund's income. Accordingly, for the Fund to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax (see "Taxes" in the Statement of Additional Information), it may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions may be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

  INDEXED COMMERCIAL PAPER. The Fund may invest without limitation in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. The Fund will not purchase such commercial paper for speculation.

  OTHER INDEXED SECURITIES. The Fund may invest in certain other indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. New forms of indexed securities continue to be developed. The Fund may invest in such securities to the extent consistent with its investment objectives.

  OTHER INFORMATION. The Fund's investment objectives may not be changed without the approval of a majority of its outstanding voting securities. A "majority of its outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. In addition, the Fund has adopted certain investment limitations that also may not be changed without shareholder approval. A complete description of these limitations is included in the Statement of Additional Information. Unless specifically noted, the Fund's investment policies described in this Prospectus and in the Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval. The Fund's policies regarding lending, and the percentage of Fund assets that may be committed to borrowing, are fundamental policies and may not be changed without shareholder approval.

  If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of the Fund's investment policies or restrictions.

  The Fund is authorized to engage in Short Sales, although it currently has no intention of doing so, and may purchase American Depositary Receipts, American Depositary Shares, Global Depositary Receipts and European Depositary Receipts. See "Short Sales" and "Depositary Receipts," respectively, in the "Investment Objectives and Policies" section of the Statement of Additional Information.
--------------------------------------------------------------------------------

RISK FACTORS

  GENERAL. There is no assurance that the Fund will achieve its investment objectives. Investing in the Fund entails a substantial degree of risk, and an investment in the Fund should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in investing in emerging markets, which are in addition to the usual risks of investing in developed markets around the world.

  The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. Equity securities, particularly common stocks, generally represent the most junior position in an issuer's capital structure and entitle holders to an interest in the assets of an issuer, if any, remaining after all more senior claims have been satisfied. The value of equity securities held by the Fund will fluctuate in response to general market and economic developments, as well as developments affecting the particular issuers of such securities.

  In addition, the value of debt securities held by the Fund generally will fluctuate with the perceived creditworthiness of the issuers of such securities and interest rates.

  NON-DIVERSIFIED CLASSIFICATION. The Fund is classified under the 1940 Act as a "non-diversified" fund. As a result, the Fund will be able to invest in a smaller number of issuers than if it was classified under the 1940 Act as a "diversified" fund. To the extent that the Fund invests in a smaller number of issuers, the net asset value of its shares may fluctuate more widely and it may be subject to greater investment and credit risk with respect to its portfolio.

  FOREIGN INVESTING. Investing in foreign securities entails certain risks. The securities of non-U.S. issuers generally will not be registered with, nor the issuers thereof be subject to, the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. In addition, certain costs attributable to foreign investing, such as custody charges, are higher than those attributable to domestic investing. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing that income.

  Investing in some foreign countries involves risks relating to potential political and economic instability within such countries and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation, the Fund could lose its entire investment in that market. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, currency depreciation, resource self-sufficiency and balance of payments positions. Investments in foreign government securities involve special risks, including the risk that the government issuers may be unable or unwilling to repay principal or interest when due.

  INVESTING IN EMERGING MARKETS. Emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries with emerging markets.

  Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

  In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

  The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the developed countries. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company, such as the Fund, to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when the Fund believes that circumstances dictate, it will promptly apply to the SEC for a determination that such an emergency exists. During the period commencing with the Fund's identification of such conditions until the date of any SEC action, the Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustees.

  RISKS ASSOCIATED WITH DEBT SECURITIES. The value of the debt securities held by the Fund generally will vary inversely with market interest rates. If interest rates in a market fall, the Fund's debt securities issued by governments or companies in that market ordinarily will increase in value. If market interest rates increase, however, the debt securities owned by the Fund in that market will likely decrease in value.

  RISKS ASSOCIATED WITH BELOW INVESTMENT GRADE DEBT SECURITIES. The Fund may invest up to 50% of its total assets in debt securities rated below investment grade. Such investments involve a high degree of risk.

  Debt rated Baa by Moody's Investors Service, Inc. ("Moody's") is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and debt rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. These foreign debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds."

  Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

  The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting it, such as its inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

  Lower quality debt securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Fund. In addition, the Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. The Fund may also acquire lower quality debt securities during an initial underwriting or that are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

  In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Fund may invest include (1) potential adverse publicity, (2) heightened sensitivity to general economic or political conditions and (3) the likely adverse impact of a major economic recession.

  The Fund may also incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

  ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities for which no readily available market exists, so-called "illiquid securities." Illiquid securities may be more difficult to value than liquid securities, and the sale of illiquid securities generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities. Moreover, illiquid securities often sell at a price lower than similar securities that are liquid.

  CURRENCY RISK. Because the Fund may invest substantially in securities denominated in currencies other than the U.S. dollar, and since the Fund may hold foreign currencies, it will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will affect the net asset value of the Fund's shares and also may affect the value of dividends and interest earned by the Fund and gains and losses realized by it. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  Many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

  Some countries also may have fixed currencies whose values against the U.S. dollar are not independently determined. In addition, there is a risk that certain countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

  Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EMU"). The EMU intends to establish a common European currency for participating countries which will be known as the "euro." It is anticipated that each participating country will supplement its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro after January 1, 1999.

  The expected introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions before or after the introduction of the euro and could adversely affect the value of securities held by the Fund.

  OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS. The Fund is authorized to enter into options, futures and forward currency transactions. These transactions involve certain risks, which include: (1) dependence on the Sub-advisor's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets and movements in interest rates and currency markets; (2) imperfect correlation, or even no correlation, between movements in the price of forward contracts, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; (5) the possible loss of principal under certain conditions; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to set aside securities in connection with hedging transactions.

  LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited, and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet its liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

  SOVEREIGN DEBT. The Fund may invest in sovereign debt securities of emerging market governments, including Brady Bonds. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations and in turn the Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

  The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Emerging markets are faced with social and political issues, and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect its willingness to service its sovereign debt. Although the Sub-advisor intends to manage the Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

  In recent years, some of the emerging market countries in which the Fund expects to invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans -- typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Mexico and Argentina are the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

  The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

  As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Fund may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.
--------------------------------------------------------------------------------

MANAGEMENT

  The Trust's Board of Trustees has overall responsibility for the operation of the Fund. The Trust's Board of Trustees has approved all significant agreements between the Trust on the one side and persons or companies furnishing services to the Fund on the other, including the investment management and administration agreement with AIM, the investment sub-advisory and sub-administration agreement between AIM and the Sub-advisor, the agreements with AIM Distributors regarding distribution of the Fund's shares, the custody agreement and the transfer agency agreement. The day-to-day operations of the Fund are delegated to the officers of the Trust, subject always to the investment objectives and policies of the Fund and to the general supervision of the Trust's Board of Trustees. See "Board of Trustees and Executive Officers" in the Statement of Additional Information for information on the Trust's Trustees.

  INVESTMENT MANAGEMENT AND ADMINISTRATION. Services provided by AIM and the Sub-advisor as the Fund's investment managers and administrators include determining the composition of the Fund's portfolio and placing orders to buy, sell or hold particular securities; furnishing corporate officers and clerical staff; providing office space, services and equipment; and supervising all matters relating to the Fund's operation. For these services, the Fund pays AIM investment management and administration fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of 0.975% on the first $500 million, 0.95% on the next $500 million, 0.925% on the next $500 million and 0.90% on amounts thereafter. Out of the aggregate fees payable by the Fund, AIM pays the Sub-advisor sub-advisory and sub-administration fees equal to 40% of the aggregate fees AIM receives from the Fund. The investment management and administration fees paid by the Fund are higher than those paid by most mutual funds. The Fund pays all expenses not assumed by AIM, the Sub-advisor, AIM Distributors or other agents. AIM has undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 2.00% and 2.50% of the average daily net assets of the Fund's Class A and Class B shares, respectively.

  AIM also serves as the Fund's pricing and accounting agent. For these services, AIM receives a fee based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets, and 0.02% of the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

  AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as the investment manager to the Fund pursuant to a master investment management and administrative services agreement (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises approximately 90 investment company portfolios encompassing a broad range of investment objectives. The Sub-advisor, 50 California Street, 27th Floor, San Francisco, California 94111, and 1166 Avenue of the Americas, New York, New York 10036, serves as the sub-advisor to the Fund pursuant to an investment sub-advisory and sub-administration agreement. Prior to May 29, 1998, the Sub-advisor was known as Chancellor LGT Asset Management, Inc. On May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of the Sub-advisor, consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included the Sub-advisor and certain other affiliates. As a result of this transaction, the Sub-advisor is now an indirect wholly owned subsidiary of AMVESCAP PLC. Prior to the sale, the Sub-advisor and its worldwide asset management affiliates provided investment management and/or administrative services to institutional, corporate and individual clients around the world since 1969.

  AIM and the Sub-advisor and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world. AIM and the Sub-advisor are both indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.

  In addition to the investment resources of their Houston, San Francisco and New York offices, AIM and the Sub-advisor draw upon the expertise, personnel, data and systems of other offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, Portland (Oregon), Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo and Toronto. In managing the Fund, the Sub-advisor employs a team approach, taking advantage of its investment resources around the world.

  The investment professionals primarily responsible for the portfolio management of the Fund are as follows:

                         RESPONSIBILITIES FOR                   BUSINESS EXPERIENCE
     NAME/OFFICE            THE PORTFOLIO                         PAST FIVE YEARS
     -----------         --------------------                   -------------------
Francesco Bertoni       Portfolio Manager        Portfolio Manager for the Sub-advisor since June
London                  since 1998               1998. Investment Director of INVESCO Asset
                                                 Management Ltd. (London) ("INVESCO London"), an
                                                 affiliate of the Sub-advisor, since 1994.
                                                 Portfolio Manager for INVESCO London from 1990 to
                                                 1994.
Cheng-Hock Lau          Portfolio Manager        Chief Investment Officer for Global Fixed Income
New York                since 1997               and Portfolio Manager for the Sub-advisor since
                                                 October 1996. Senior Portfolio Manager for
                                                 Global/International Fixed Income for the
                                                 Sub-advisor from July 1995 to October 1996.
                                                 Employed by Chancellor Capital Management, Inc., a
                                                 predecessor of the Sub-advisor, from 1995 to
                                                 October 1996. Senior Vice President and Senior
                                                 Portfolio Manager for Fiduciary Trust Company
                                                 International from 1993 to 1995. Vice President at
                                                 Bankers Trust Company from 1991 to 1993.

  In placing securities orders for the Fund's portfolio transactions, the Sub-advisor seeks to obtain the best net results. Consistent with its obligation to obtain the best net results, the Sub-advisor may consider a broker/dealer's sale of shares of the AIM Funds as a factor in considering through whom portfolio transactions will be effected. Brokerage transactions may be executed through affiliates of AIM or the Sub-advisor. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly and could result in the realization of net capital gains which would be taxable when distributed to shareholders. See "Dividends, Distributions and Tax Matters."

  DISTRIBUTOR. The Trust has entered into a Master Distribution Agreement on behalf of Class A shares of the Fund, and has entered into a Master Distribution Agreement, on behalf of Class B shares of the Fund (individually referred to as a "Distribution Agreement" or collectively as the "Distribution Agreements.") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of Class A and Class B shares of the Fund. Certain Trustees and officers of the Trust are affiliated with AIM Distributors.

  The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Fund directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares of the Fund at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of the Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors and its predecessor. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based sales charges in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors and its predecessor; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments by the Fund of asset based sales charges and service fees to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

  DISTRIBUTION PLANS. Class A Plan. The Trust has adopted a Master Distribution Plan applicable to Class A shares of the Fund (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act, to compensate AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A shares of the Fund.

  Under the Class A Plan, the Trust may compensate AIM Distributors an aggregate amount of 0.50% of the average daily net assets of Class A shares of the Fund on an annualized basis.

  The Class A Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A shares of the Fund and who provide continuing personal services to their customers who own Class A shares of the Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan.

  Of the aggregate amount payable under the Class A Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Fund. The Class A Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A Plan on behalf of the Fund. Thus, under the Class A Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

  Class B Plan. The Trust has also adopted a master distribution plan applicable to Class B shares of the Fund (the "Class B Plan"). Under the Class B Plan, the Fund pays distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to the Fund's Class B shares. Of such amount the Fund pays a service fee of 0.25% of the average daily net assets attributable to the Fund's Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan with respect to the Fund may be used to finance any activity primarily intended to result in the sale of Class B shares of the Fund.

  Both Plans. Activities that may be financed under the Class A Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, expense of organizing and conducting sales seminars, supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements, and the cost of administering the Plans. These amounts payable by the Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Trust will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

  Each of the Plans may be terminated at any time by a vote of the majority of those Trustees who are not "interested persons" of the Trust or by a vote of the holders of the majority of the outstanding shares of the applicable class.

  Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Fund pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent, for the Fund in making such payments. The Fund will obtain a representation from such financial institutions that they will either be licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one class over another.

  For additional information concerning the operation of the Plans see the Statement of Additional Information.
--------------------------------------------------------------------------------

ORGANIZATION OF THE TRUST

  The Trust was organized as a Delaware business trust on May 7, 1998. On September 8 , 1998, the Trust acquired the assets of and assumed the liabilities of AIM Investment Funds, Inc., a Maryland corporation. The Fund constitutes one of thirteen separate and distinct series portfolios of the Trust. From time to time, the Trust may establish other funds, each corresponding to a distinct investment portfolio and a distinct series of the Trust's shares of beneficial interest. Shares of each fund are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive rights. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights.

  On any matter submitted to a vote of shareholders, shares of the Fund will be voted by the Fund's shareholders individually when the matter affects the specific interest of the Fund only, such as approval of its investment management arrangements. In addition, shares of a particular class of the Fund may vote on matters affecting only that class. The shares of the Fund and the Trust's other series will be voted in the aggregate on other matters, such as the election of Trustees and ratification of the selection of the Trust's independent accountants.

  Normally there will be no annual meeting of shareholders in any year, except as required under the 1940 Act. Shares of the Fund and the Trust's other series do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. A Trustee may be removed at any meeting of the shareholders of the Trust by a vote of the shareholders owning at least two-thirds of the outstanding shares. Any Trustee may call a special meeting of shareholders for any purpose. Furthermore, Trustees shall promptly call a meeting of shareholders solely for the purpose of removing one or more Trustees when requested in writing to do so by shareholders holding 10% of the Trust's outstanding shares.

  Pursuant to the Trust's Agreement and Declaration of Trust, the Trust may issue an unlimited number of shares of the Fund. Each share of the Fund represents an interest in the Fund only, has a par value of $0.01 per share, represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared by the Board of Trustees. Each share of the Fund is equal in earnings, assets and voting privileges except that each class normally has exclusive voting rights with respect to its distribution plan and bears the expenses, if any, related to the distribution of its shares. Shares of the Fund, when issued, are fully paid and nonassessable.

  LEGAL COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800 acts as counsel to the Trust and the Fund.

     THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND TO
                           SHAREHOLDER ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
               TO THE AIM FAMILY OF FUNDS--Registered Trademark--
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

     THE AIM FAMILY OF FUNDS consists of the following mutual funds:

            AIM ADVISOR FLEX FUND                         AIM GLOBAL INFRASTRUCTURE FUND
            AIM ADVISOR INTERNATIONAL VALUE FUND          AIM GLOBAL RESOURCES FUND
            AIM ADVISOR LARGE CAP VALUE FUND              AIM GLOBAL TELECOMMUNICATIONS FUND
            AIM ADVISOR MULTIFLEX FUND                    AIM GLOBAL TRENDS FUND
            AIM ADVISOR REAL ESTATE FUND                  AIM GLOBAL UTILITIES FUND
            AIM AGGRESSIVE GROWTH FUND                    AIM HIGH INCOME MUNICIPAL FUND
            AIM ASIAN GROWTH FUND                         AIM HIGH YIELD FUND
            AIM BALANCED FUND                             AIM INCOME FUND
            AIM BASIC VALUE FUND                          AIM INTERMEDIATE GOVERNMENT FUND
            AIM BLUE CHIP FUND                            AIM INTERNATIONAL EQUITY FUND
            AIM CAPITAL DEVELOPMENT FUND                  AIM INTERNATIONAL GROWTH FUND
            AIM CHARTER FUND                              AIM JAPAN GROWTH FUND
            AIM CONSTELLATION FUND                        AIM LATIN AMERICAN GROWTH FUND
            AIM DEVELOPING MARKETS FUND                   AIM LIMITED MATURITY TREASURY FUND
            AIM DOLLAR FUND(*)                            AIM MID CAP EQUITY FUND
            AIM EMERGING MARKETS FUND                     AIM MONEY MARKET FUND(*)
            AIM EMERGING MARKETS DEBT FUND                AIM MUNICIPAL BOND FUND
            AIM EUROPEAN DEVELOPMENT FUND                 AIM NEW PACIFIC GROWTH FUND
            AIM EUROPE GROWTH FUND                        AIM SELECT GROWTH FUND
            AIM GLOBAL AGGRESSIVE GROWTH FUND             AIM SMALL CAP GROWTH FUND
            AIM GLOBAL CONSUMER PRODUCTS AND              AIM SMALL CAP OPPORTUNITIES FUND
              SERVICES FUND                               AIM STRATEGIC INCOME FUND
            AIM GLOBAL FINANCIAL SERVICES FUND            AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM GLOBAL GOVERNMENT INCOME FUND             AIM TAX-EXEMPT CASH FUND(*)
            AIM GLOBAL GROWTH FUND                        AIM TAX-FREE INTERMEDIATE FUND
            AIM GLOBAL GROWTH & INCOME FUND               AIM VALUE FUND
            AIM GLOBAL HEALTH CARE FUND                   AIM WEINGARTEN FUND
            AIM GLOBAL INCOME FUND                        AIM WORLDWIDE GROWTH FUND

(*) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM DOLLAR FUND and AIM Cash
    Reserve Shares of AIM MONEY MARKET FUND are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.

     IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

     HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.

     Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable IRS penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Arrangement ("IRA") or Roth IRA is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, Simplified Employee Pension ("SEP") accounts, Savings Incentive Match Plans for Employee IRA ("SIMPLE IRA") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25 per fund investment), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM Funds account. Notwithstanding the foregoing, the minimum initial investment applicable to AIM Small Cap Opportunities Fund is $10,000.

     AFS' mailing address is:
                                 A I M Fund Services, Inc.
                                 P.O. Box 4739
                                 Houston, TX 77210-4739

     For additional information or assistance, investors should call the Client Services Department of AFS at:

                                 (800) 959-4246

     Shares of any AIM Funds not named on the cover of this Prospectus, as well as Advisor Class shares of certain AIM Funds, are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.

     INITIAL AND SUBSEQUENT PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

                   Beneficiary Bank ABA/Routing #:   113000609
                   Beneficiary Account Number:       00100366807
                   Beneficiary Account Name:         A I M Fund Services, Inc.
                                                     Fund name, Reference Number (16 character
                   RFB:                              limit)
                   OBI:                              Shareholder Name, Shareholder Account Number
                                                     (70 character limit)

     HOW TO PURCHASE ADDITIONAL SHARES. Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. Notwithstanding the foregoing, the minimum subsequent purchases of shares of AIM Small Cap Opportunities Fund is $1,000. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

     BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

     BY AIM BANK CONNECTION(SM): To purchase additional shares by electronic funds transfer, please contact the Client Services Department of AFS for details.

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

     Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DEVELOPING MARKETS FUND, AIM DOLLAR FUND, AIM EMERGING MARKETS FUND, AIM EMERGING MARKETS DEBT FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM EUROPE GROWTH FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, AIM GLOBAL

FINANCIAL SERVICES FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL INFRASTRUCTURE FUND, AIM GLOBAL RESOURCES FUND, AIM GLOBAL TELECOMMUNICATIONS FUND, AIM GLOBAL TRENDS FUND, AIM GLOBAL UTILITIES FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM LATIN AMERICAN GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP EQUITY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM NEW PACIFIC GROWTH FUND, AIM SELECT GROWTH FUND, AIM SMALL CAP GROWTH FUND, AIM SMALL CAP OPPORTUNITIES FUND, AIM STRATEGIC INCOME FUND,AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM VALUE FUND, AIM WEINGARTEN FUND and AIM WORLDWIDE GROWTH FUND, collectively (other than AIM AGGRESSIVE GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND), the "Multiple Class Funds," may be purchased at their respective net asset value plus a sales charge as indicated below, except that Class A shares of AIM DOLLAR FUND and AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") and Class C shares (the "Class C shares") of the Multiple Class Funds which offer such classes are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. Class B shares of AIM DOLLAR FUND, however, may be acquired only by an exchange of shares of another AIM Fund. These contingent deferred sales charges are described under the caption "How to Redeem Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value."

     The following Multiple Class Funds sometimes are referred to herein as the "AIM/GT Funds": AIM AMERICA VALUE FUND, AIM DEVELOPING MARKETS FUND, AIM DOLLAR FUND, AIM EMERGING MARKETS FUND, AIM EMERGING MARKETS DEBT FUND, AIM EUROPE GROWTH FUND, AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, AIM GLOBAL FINANCIAL SERVICES FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL INFRASTRUCTURE FUND, AIM GLOBAL RESOURCES FUND, AIM GLOBAL TELECOMMUNICATIONS FUND, AIM GLOBAL TRENDS FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM LATIN AMERICAN GROWTH FUND, AIM MID CAP GROWTH FUND, AIM NEW PACIFIC GROWTH FUND, AIM SMALL CAP EQUITY FUND, AIM STRATEGIC INCOME FUND and AIM WORLDWIDE GROWTH FUND.

     The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.

SALES CHARGES AND DEALER CONCESSIONS

     GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM BASIC VALUE FUND, AIM ASIAN GROWTH FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM EUROPE GROWTH FUND, AIM GLOBAL UTILITIES FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM INTERNATIONAL EQUITY FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM MID CAP EQUITY FUND, AIM MONEY MARKET FUND, AIM NEW PACIFIC GROWTH FUND, AIM SELECT GROWTH FUND, AIM SMALL CAP GROWTH FUND, AIM SMALL CAP OPPORTUNITIES FUND, AIM VALUE FUND, AIM WEINGARTEN FUND and AIM WORLDWIDE GROWTH FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
      SINGLE TRANSACTION(1)                          PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
          Less than $   25,000                       5.50%          5.82%        4.75%
         $ 25,000 but less than
  $   50,000                                         5.25           5.54         4.50
         $ 50,000 but less than
  $ 100,000                                          4.75           4.99         4.00
         $100,000 but less than
  $ 250,000                                          3.75           3.90         3.00
         $250,000 but less than
  $ 500,000                                          3.00           3.09         2.50
         $500,000 but less than
  $1,000,000                                         2.00           2.04         1.60

---------------

(1) AIM Small Cap Opportunities Fund will not accept any single purchase in excess of $250,000.

     There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

     GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM DEVELOPING MARKETS FUND, AIM EMERGING MARKETS FUND, AIM EMERGING MARKETS DEBT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, AIM GLOBAL FINANCIAL SERVICES FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL INFRASTRUCTURE FUND, AIM GLOBAL RESOURCES FUND, AIM GLOBAL TELECOMMUNICATIONS FUND, AIM GLOBAL TRENDS FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM LATIN AMERICAN GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM STRATEGIC INCOME FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
          Less than $   50,000                       4.75%          4.99%        4.00%
         $ 50,000 but less than
  $ 100,000                                          4.00           4.17         3.25
         $100,000 but less than
  $ 250,000                                          3.75           3.90         3.00
         $250,000 but less than
  $ 500,000                                          2.50           2.56         2.00
         $500,000 but less than
  $1,000,000                                         2.00           2.04         1.60

     There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

     GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
Less than $ 100,000                                  1.00%          1.01%        0.75%
         $100,000 but less than
  $ 250,000                                          0.75           0.76         0.50
         $250,000 but less than
  $1,000,000                                         0.50           0.50         0.40

     There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

     ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period.

Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

     In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

     AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million of more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Program for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM LIMITED MATURITY TREASURY FUND, and in an amount up to 0.25% of such purchases of Class A shares of AIM TAX-FREE INTERMEDIATE FUND.

     AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

     AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions on Class C shares are not paid on sales to investors exempt from the CDSC, including Class C shareholders of record on April 30, 1995 who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

     TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of regular trading on the New York

Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close"), on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. Certain financial institutions (or their designees) may be authorized to accept purchase orders on behalf of the AIM Funds. Orders received by authorized institutions (or their designees) before NYSE Close will be deemed to have been received by an AIM Fund on such day and will be effected that day, provided that such orders are transmitted to the Transfer Agent prior to the time set for receipt of such orders. It is the responsibility of the dealer/financial institution to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer/financial institution's failure to submit an order within the prescribed time frame will be borne by that dealer/financial institution. Please see "How to Purchase
Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

     An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

     SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.

     CLASS A SHARES generally are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange
     Privilege -- Terms and Conditions of Exchanges."

     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and other distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Class B shares of AIM GLOBAL TRENDS FUND that were outstanding on May 29, 1998 and which are continuously held by the shareholder, automatically convert to Class A shares of AIM GLOBAL TRENDS FUND seven years from the end of the calendar month in which the purchase of such Class B shares was made. If a shareholder exchanges Class B shares of AIM GLOBAL TRENDS FUND that were outstanding on, and continuously held since, May 29, 1998 for Class B shares of any other AIM Fund, such Class B shares will be subject to the eight year conversion feature applicable to Class B shares of all other AIM Funds. Following such conversion of their Class B shares, investors will be relieved of the higher Rule 12b-1 Plan payments associated with Class B shares. See "Management -- Distribution Plans."

     AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge; however, they are subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.

     TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND
ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon Eastern Time or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon Eastern Time and NYSE Close on each business day of AIM MONEY MARKET FUND.

     SPECIAL INFORMATION RELATING TO AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND and AIM DOLLAR FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that each Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position.

     SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

     MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500. If a fund determines that a shareholder has provided incorrect information in opening an account with a fund or in the course of conducting subsequent transactions with the fund related to such account, the fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

REDUCTIONS IN INITIAL SALES CHARGES

     Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of Class A shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM TAX-EXEMPT CASH FUND and AIM DOLLAR FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

     The term "purchaser" means:

     - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) plan (unless such 403(b) plan qualifies as the purchaser as defined below);

     - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

     - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, although more than one beneficiary or participant is involved;

     - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SARSEP"), or Savings Incentive Match Plans for Employees IRA ("SIMPLE IRA") where the employer has notified AIM Distributors in writing that all of its related employee SEP, SARSEP or SIMPLE IRA accounts should be linked;

     - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

     - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

     Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge provided herein.

     (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM DOLLAR FUND, AIM TAX-EXEMPT CASH FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

     Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the

Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gain distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase with the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

     To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

     Any investor who purchased shares of the AIM/GT Funds pursuant to a LOI entered into prior to June 1, 1998 may continue to make such purchases under the terms of such LOI. See "How to Purchase and Redeem Shares" in the Statement of Additional Information.

     (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM DOLLAR FUND, AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM DOLLAR FUND, AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

     PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and other distributions from a fund (see "Dividends, Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

     Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

     The following persons may purchase Class A shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM; or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholder Services Group, Inc.); (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services; (i) any employee or any member of the immediate family (including spouse, children, parents and parents of spouse) of any employee, of Triformis Inc.; (j) shareholders of the AIM/GT Funds as of April 30, 1987 who since that date continually have owned shares of one or more of the AIM/GT Funds; and (k) certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the AIM/GT Funds since that time.

     In addition, shares of any AIM Fund (except AIM Small Cap Opportunities
Fund) may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms for share purchases of the Load Funds (as defined under the caption "Exchange Privilege") sold at net asset value to an employee benefit plan in accordance with this paragraph as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM LIMITED MATURITY TREASURY FUND sold at net asset value to an employee benefit plan in accordance with this paragraph.

     Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sales of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided: (a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and (ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

     FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

     Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

     Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.

     SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns shares which are not subject to a contingent deferred sales charge, can arrange for monthly, quarterly or annual amounts (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own shares subject to a contingent deferred sales charge, can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

     Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested to shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

     Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C shares of the Multiple Class Funds, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

     The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

     AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make regular systematic investments may establish an Automatic Investment Plan. Under this plan withdrawal is made on the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account) and on a day or date(s) specified by the shareholder. The proceeds are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the withdrawal. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.

     AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund; and dividends and distributions attributable to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund.

An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

     DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sale charges may apply, as described under the caption "Exchange Privilege."

     PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT CASH FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; Roth IRA plans; SARSEP plans; SEP plans; and SIMPLE IRA plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).

     PORTFOLIO REBALANCING PROGRAM. The Portfolio Rebalancing Program ("Program") permits eligible shareholders with a minimum account balance of $5,000 to establish and maintain an allocation across a range of AIM Funds. The Program automatically rebalances holdings of AIM Funds to the established allocation on a periodic basis. Under the Program, a shareholder may predesignate, on a percentage basis, how the total value of his or her holdings in a minimum of two, and a maximum of ten, AIM Funds ("Personal Portfolio") is to be rebalanced on a quarterly, semiannual, or annual basis.

     Rebalancing under the Program will be effected through the exchange of shares of one or more AIM Funds in the shareholder's Personal Portfolio for shares of the same class(es) of one or more other AIM Funds in the shareholder's Personal Portfolio. See "Exchange Privilege." If shares of the AIM Fund(s) in a shareholder's Personal Portfolio have appreciated during a rebalancing period, the Program will result in shares of AIM Fund(s) that have appreciated most during the period being exchanged for shares of AIM Fund(s) that have appreciated least. SUCH EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER'S REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR FEDERAL INCOME TAX PURPOSES. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions." Participation in the Program does not assure that a shareholder will profit from purchases under the Program nor does it prevent or lessen losses in a declining market.

     The Program will automatically rebalance the shareholder's Personal Portfolio on the 28th day of the last month of the period chosen (or the immediately preceding business day if the 28th is not a business day), subject to any limitations below. The Program will not execute an exchange if the variance in a shareholder's Personal Portfolio for a particular AIM Fund would be 2% or less. In predesignating percentages, shareholders must use whole percentages and totals must equal 100%. Shareholders participating in the Program may not request issuance of physical certificates representing an AIM Fund's shares. The AIM Funds and AIM Distributors reserve the right to modify, suspend, or terminate the Program at any time on sixty (60) days' prior written notice to shareholders. A request to participate in the Program must be received in good order at least five business days prior to the next rebalancing date. Once a shareholder establishes the Program for his or her Personal Portfolio, a shareholder cannot cancel or change which rebalancing frequency, which AIM

Funds or what allocation percentages are assigned to the Program, unless canceled or changed in writing and received by the Transfer Agent in good order at least five business days prior to the rebalancing date. Shareholders participating in the Program may also participate in the Right of Accumulation, LOI, and Automatic Investment Plan. Certain dealers/financial institutions may charge a fee for establishing accounts relating to the Program. Investors should contact their dealers/financial institutions or AIM Distributors for more information.

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

     TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds, listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; Class A shares (or shares which normally involve the payment of initial sales charges) of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and Class A shares or shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.

                                LOAD FUNDS:                                  LOWER LOAD FUNDS:
   AIM ADVISOR FLEX FUND --            AIM GLOBAL INCOME                     AIM LIMITED MATURITY TREASURY
     CLASS A                           FUND -- CLASS A                         FUND
   AIM ADVISOR INTERNATIONAL           AIM GLOBAL INFRASTRUCTURE                 -- CLASS A
     VALUE FUND -- CLASS A             FUND -- CLASS A                         AIM TAX-FREE INTERMEDIATE FUND
   AIM ADVISOR LARGE CAP               AIM GLOBAL RESOURCES                      -- CLASS A
     VALUE FUND -- CLASS A             FUND -- CLASS A                       NO LOAD FUNDS:
   AIM ADVISOR MULTIFLEX               AIM GLOBAL TELECOMMUNICATIONS
     FUND -- CLASS A                   FUND -- CLASS A                       AIM MONEY MARKET FUND
   AIM ADVISOR REAL ESTATE             AIM GLOBAL TRENDS                         -- AIM CASH RESERVE SHARES
     FUND -- CLASS A                   FUND -- CLASS A                         AIM TAX-EXEMPT CASH
   AIM AGGRESSIVE GROWTH               AIM GLOBAL UTILITIES                    FUND -- CLASS A
     FUND -- CLASS A                   FUND -- CLASS A                         AIM DOLLAR FUND -- CLASS A
   AIM ASIAN GROWTH                    AIM HIGH INCOME MUNICIPAL
     FUND -- CLASS A                   FUND -- CLASS A
   AIM BALANCED FUND -- CLASS A        AIM HIGH YIELD FUND -- CLASS A
   AIM BASIC VALUE                     AIM INCOME FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERMEDIATE GOVERNMENT
   AIM BLUE CHIP FUND -- CLASS A       FUND -- CLASS A
   AIM CAPITAL DEVELOPMENT             AIM INTERNATIONAL EQUITY
     FUND -- CLASS A                   FUND -- CLASS A
   AIM CHARTER FUND -- CLASS A         AIM INTERNATIONAL GROWTH
   AIM CONSTELLATION                   FUND -- CLASS A
     FUND -- CLASS A                   AIM JAPAN GROWTH FUND -- CLASS A
   AIM DEVELOPING MARKETS              AIM LATIN AMERICAN GROWTH
     FUND -- CLASS A                   FUND -- CLASS A
   AIM EMERGING MARKETS                AIM MID CAP EQUITY
     FUND -- CLASS A                   FUND -- CLASS A
   AIM EMERGING MARKETS DEBT           AIM MONEY MARKET
     FUND -- CLASS A                   FUND -- CLASS A
   AIM EUROPE GROWTH                   AIM MUNICIPAL BOND
     FUND -- CLASS A                   FUND -- CLASS A
   AIM EUROPEAN DEVELOPMENT            AIM NEW PACIFIC GROWTH
     FUND -- CLASS A                   FUND -- CLASS A
   AIM GLOBAL AGGRESSIVE GROWTH        AIM SELECT GROWTH FUND -- CLASS A
     FUND -- CLASS A                   AIM SMALL CAP GROWTH
   AIM GLOBAL CONSUMER PRODUCTS        FUND -- CLASS A
     AND SERVICES FUND -- CLASS A      AIM SMALL CAP OPPORTUNITIES
   AIM GLOBAL FINANCIAL SERVICES       FUND -- CLASS A
     FUND -- CLASS A                   AIM STRATEGIC INCOME
   AIM GLOBAL GOVERNMENT INCOME        FUND -- CLASS A
     FUND -- CLASS A                   AIM TAX-EXEMPT BOND FUND
   AIM GLOBAL GROWTH                   OF CONNECTICUT -- CLASS A
     FUND -- CLASS A                   AIM VALUE FUND -- CLASS A
   AIM GLOBAL GROWTH &                 AIM WEINGARTEN FUND -- CLASS A
     INCOME FUND -- CLASS A            AIM WORLDWIDE GROWTH
   AIM GLOBAL HEALTH CARE              FUND -- CLASS A
     FUND -- CLASS A

     Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described on the chart below, except that (i) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT CASH FUND (AND CLASS A SHARES OF AIM DOLLAR FUND); (II) LOWER LOAD FUND SHARE PURCHASES OF $1,000,000 OR MORE AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND AND AIM DOLLAR FUND PURCHASES MAY BE EXCHANGED FOR LOAD FUND SHARES IN AMOUNTS OF $1,000,000 OR MORE WHICH WILL THEN BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE; HOWEVER, FOR PURPOSES OF CALCULATING THE CONTINGENT DEFERRED SALES CHARGES ON THE LOAD FUND SHARES ACQUIRED, THE 18-MONTH PERIOD SHALL BE COMPUTED FROM THE DATE OF SUCH EXCHANGE; (iii) Class A shares may be exchanged for Class A shares; (iv) Class B shares may be exchanged only for Class B shares; (v) Class C shares may only be exchanged for Class C shares; and (vi) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A, Class B or Class C shares of AIM MONEY MARKET FUND. Class C shares of AIM Small Cap Opportunities Fund are currently not available.

     DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE (WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:

                                                                                                MULTIPLE CLASS FUNDS:
                                                      LOWER LOAD              NO LOAD       ------------------------------
      FROM:              TO: LOAD FUNDS                  FUNDS                 FUNDS           CLASS B         CLASS C
      -----              --------------               ----------              -------          -------         -------
Load Funds.......  Net Asset Value              Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load Funds.. Net Asset Value              Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
No Load Funds....  Offering Price if No Load    Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   shares were directly         Load shares were
                   purchased. Net Asset Value   acquired upon exchange
                   if No Load shares were       of shares of any Load
                   acquired upon exchange of    Fund or any Lower Load
                   shares of any Load Fund or   Fund; otherwise,
                   any Lower Load Fund.         Offering Price.
Multiple Class
  Funds:
  Class B........  Not Applicable               Not Applicable           Not Applicable     Net Asset Value Not Applicable

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:
Load Funds.......  Net Asset Value              Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
Lower Load         Net Asset Value if shares    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
  Funds..          were acquired upon exchange
                   of any Load Fund.
                   Otherwise, difference in
                   sales charge will apply.
No Load Funds....  Offering Price if No Load    Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   shares were directly         Load shares were
                   purchased. Net Asset Value   acquired upon exchange
                   if No Load shares were       of shares of any Load
                   acquired upon exchange of    Fund or any Lower Load
                   shares of any Load Fund.     Fund; otherwise,
                   Difference in sales charge   Offering Price.
                   will apply if No Load
                   shares were acquired upon
                   exchange of Lower Load Fund
                   shares.
Multiple Class
  Funds:
  Class B........  Not Applicable               Not Applicable           Not Applicable     Net Asset Value Not Applicable
  Class C........  Not Applicable               Not Applicable           Not Applicable     Not Applicable  Net Asset Value

     An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other) except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate IRS Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.

     THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

     THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

     Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

     In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

     EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

     EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

     EXCHANGES OF CLASS B AND CLASS C SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B or Class C shares. For purposes of determining a shareholder's holding period of Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class B or Class C shares acquired in an exchange.

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

     Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer/ financial institution who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.

     MULTIPLE DISTRIBUTION SYSTEM. Class B Shares. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attributable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

                        YEARS                          CONTINGENT DEFERRED
                        SINCE                            SALES CHARGE AS
                      PURCHASE                         % OF DOLLAR AMOUNT
                        MADE                            SUBJECT TO CHARGE
                      --------                         -------------------
First................................................      5%
Second...............................................      4%
Third................................................      3%
Fourth...............................................      3%
Fifth................................................      2%
Sixth................................................      1%
Seventh and Following................................     None

     In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and other distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

     Class B shares that are acquired during a tender offer by AIM Floating Rate Fund ("Floating Rate Fund") pursuant to an exchange will be subject, in lieu of the contingent deferred sales charge described above, to a contingent deferred sales charge equivalent to the early withdrawal charge on the shares of the Floating Rate Fund. For purposes of computing such early withdrawal charge, the holding period of Class B shares being redeemed will include the holding period of the Floating Rate Fund shares prior to exchange.

     Class C Shares. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares; (iv) on redemptions of additional purchases of shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, and AIM ADVISOR REAL ESTATE FUND, by shareholders of record on April 30, 1995 of these funds (shareholders whose broker/dealers maintain a single omnibus account with the Transfer Agent on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996).

     Waivers. Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or post-purchase disability at the time of the redemption request and is provided with satisfactory evidence of such death or post-purchase disability),
(2) in connection with certain distributions from IRAs, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund, (5) effected by AIM of its investment in Class B or Class C shares and (6) of Class C shares where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payment otherwise payable to the dealer described in the last paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds."

     Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of post-purchase disability.

     Waiver category (2) above applies only to redemptions resulting from:

          (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund;

          (ii) in-kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;

          (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;

          (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

          (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

     CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B and Class C shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in the program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gains distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD, (i) shares of any Load Fund or AIM Cash Reserve shares of AIM MONEY MARKET FUND or Class A shares of AIM DOLLAR FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and (ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (l) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under
(a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds;" and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

     Shareholders who purchased $500,000 or more of Class A shares of the AIM/GT Funds prior to June 1, 1998 are entitled to certain waivers of the contingent deferred sales charge on those shares as described in the Statement of Additional Information under "How to Purchase and Redeem Shares."

     REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

     Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and (e) any additional documents that may be required for redemption by corporations, partnership, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

     In addition to these requirements, shareholders who have invested in a fund to establish as IRA, should include the following information along with a written request for either partial or full liquidation of fund shares; (a) a statement as to whether or not the shareholder has attained age 59 1/2, and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

     REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in this account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or transferred electronically or wired to the pre-authorized bank account; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information, and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the appropriate form if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's taxpayer identification number and current address, and mailings of confirmations promptly after the transaction.

     EXPEDITED REDEMPTIONS (AIM Cash Reserve shares of AIM MONEY MARKET FUND
ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.

     REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class A shares of AIM DOLLAR FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class A shares of AIM DOLLAR FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented on the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

     TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent or certain financial institutions (or their designees) who are authorized to accept redemption orders on behalf of the AIM Funds, provided that such orders are transmitted to the Transfer

Agent prior to the time set for receipt of such orders, except that shares that are subject to a contingent deferred sales charge, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer/financial institution to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer/financial institution's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer/financial institution. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

     Payment of the proceeds of redeemed shares is normally made within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

     SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner, (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring or electronic funds transfer instructions, and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term in defined in rules adopted by the Securities and Exchange Commission (the "SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

     REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within ninety (90) days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from Class A shares of either AIM LIMITED MATURITY TREASURY FUND or AIM TAX-FREE INTERMEDIATE FUND, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares the proceeds are reinvested in. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment will not alter the taxes due on any capital gains, except under the circumstances described below. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in shares of the same fund, or exchanged for shares of another AIM Fund, at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering the privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.

     Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares and who subsequently reinvest a portion or all of the value of the redeemed shares in Class A shares of any AIM Fund within ninety (90) days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B or Class C shares.

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

     The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon Eastern Time and NYSE Close with respect to AIM MONEY MARKET FUND) on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of defining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE. The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

     Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund. Securities listed primarily on foreign exchanges may trade on days when the NYSE is closed (such as a Saturday). As a result, the net asset value of a fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of that fund.

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

     Each AIM Fund generally pays dividends and distributions as set forth below:

                                                                     DISTRIBUTIONS    DISTRIBUTIONS
                                                                        OF NET           OF NET
                                                                       REALIZED         REALIZED
                                         DIVIDENDS FROM               SHORT-TERM        LONG-TERM
                                         NET INVESTMENT                 CAPITAL          CAPITAL
             FUND                            INCOME                      GAINS            GAINS
             ----                        --------------              -------------    -------------
AIM ADVISOR FLEX FUND..........  declared and paid quarterly       quarterly          annually
AIM ADVISOR INTERNATIONAL VALUE
  FUND.........................  declared and paid annually        annually           annually
AIM ADVISOR LARGE CAP VALUE
  FUND.........................  declared and paid quarterly       quarterly          annually
AIM ADVISOR MULTIFLEX FUND.....  declared and paid quarterly       quarterly          annually
AIM ADVISOR REAL ESTATE FUND...  declared and paid quarterly       quarterly          annually
AIM AGGRESSIVE GROWTH FUND.....  declared and paid annually        annually           annually
AIM ASIAN GROWTH FUND..........  declared and paid annually        annually           annually
AIM BALANCED FUND..............  declared and paid quarterly       annually           annually

                                                                     DISTRIBUTIONS    DISTRIBUTIONS
                                                                        OF NET           OF NET
                                                                       REALIZED         REALIZED
                                         DIVIDENDS FROM               SHORT-TERM        LONG-TERM
                                         NET INVESTMENT                 CAPITAL          CAPITAL
             FUND                            INCOME                      GAINS            GAINS
             ----                        --------------              -------------    -------------
AIM BASIC VALUE FUND...........  declared and paid annually        annually           annually
AIM BLUE CHIP FUND.............  declared and paid annually        annually           annually
AIM CAPITAL DEVELOPMENT FUND...  declared and paid annually        annually           annually
AIM CHARTER FUND...............  declared and paid quarterly       annually           annually
AIM CONSTELLATION FUND.........  declared and paid annually        annually           annually
AIM DEVELOPING MARKETS FUND....  declared and paid annually        annually           annually
AIM DOLLAR FUND................  declared daily; paid monthly      annually           annually
AIM EMERGING MARKETS FUND......  declared and paid annually        annually           annually
AIM EMERGING MARKETS DEBT
  FUND.........................  declared and paid monthly         annually           annually
AIM EUROPE GROWTH FUND.........  declared and paid annually        annually           annually
AIM EUROPEAN DEVELOPMENT FUND..  declared and paid annually        annually           annually
AIM GLOBAL AGGRESSIVE GROWTH
  FUND.........................  declared and paid annually        annually           annually
AIM GLOBAL CONSUMER PRODUCTS
  AND SERVICES FUND............  declared and paid annually        annually           annually
AIM GLOBAL FINANCIAL SERVICES
  FUND.........................  declared and paid annually        annually           annually
AIM GLOBAL GOVERNMENT INCOME
  FUND.........................  declared and paid monthly         annually           annually
AIM GLOBAL GROWTH FUND.........  declared and paid annually        annually           annually
AIM GLOBAL GROWTH & INCOME
  FUND.........................  declared and paid quarterly       annually           annually
AIM GLOBAL HEALTH CARE FUND....  declared and paid annually        annually           annually
AIM GLOBAL INCOME FUND.........  declared daily; paid monthly      annually           annually
AIM GLOBAL INFRASTRUCTURE
  FUND.........................  declared and paid annually        annually           annually
AIM GLOBAL RESOURCES FUND......  declared and paid annually        annually           annually
AIM GLOBAL TELECOMMUNICATIONS
  FUND.........................  declared and paid annually        annually           annually
AIM GLOBAL TRENDS FUND.........  declared and paid annually        annually           annually
AIM GLOBAL UTILITIES FUND......  declared daily; paid monthly      annually           annually
AIM HIGH INCOME MUNICIPAL
  FUND.........................  declared daily; paid monthly      annually           annually
AIM HIGH YIELD FUND............  declared daily; paid monthly      annually           annually
AIM INCOME FUND................  declared daily; paid monthly      annually           annually
AIM INTERMEDIATE GOVERNMENT
  FUND.........................  declared daily; paid monthly      annually           annually
AIM INTERNATIONAL EQUITY
  FUND.........................  declared and paid annually        annually           annually
AIM INTERNATIONAL GROWTH
  FUND.........................  declared and paid annually        annually           annually
AIM JAPAN GROWTH FUND..........  declared and paid annually        annually           annually
AIM LATIN AMERICAN GROWTH
  FUND.........................  declared and paid annually        annually           annually
AIM LIMITED MATURITY TREASURY
  FUND.........................  declared daily; paid monthly      annually           annually
AIM MID CAP EQUITY FUND........  declared and paid annually        annually           annually
AIM MONEY MARKET FUND..........  declared daily; paid monthly      at least annually  annually
AIM MUNICIPAL BOND FUND........  declared daily; paid monthly      annually           annually
AIM NEW PACIFIC GROWTH FUND....  declared and paid annually        annually           annually
AIM SELECT GROWTH FUND.........  declared and paid annually        annually           annually
AIM SMALL CAP GROWTH FUND......  declared and paid annually        annually           annually
AIM SMALL CAP OPPORTUNITIES
  FUND.........................  declared and paid annually        annually           annually
AIM STRATEGIC INCOME FUND......  declared and paid monthly         annually           annually

                                                                     DISTRIBUTIONS    DISTRIBUTIONS
                                                                        OF NET           OF NET
                                                                       REALIZED         REALIZED
                                         DIVIDENDS FROM               SHORT-TERM        LONG-TERM
                                         NET INVESTMENT                 CAPITAL          CAPITAL
             FUND                            INCOME                      GAINS            GAINS
             ----                        --------------              -------------    -------------
AIM TAX-EXEMPT BOND FUND OF
  CONNECTICUT..................  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT CASH FUND.......  declared daily; paid monthly      at least annually  annually
AIM TAX-FREE INTERMEDIATE
  FUND.........................  declared daily; paid monthly      annually           annually
AIM VALUE FUND.................  declared and paid annually        annually           annually
AIM WEINGARTEN FUND............  declared and paid annually        annually           annually
AIM WORLDWIDE GROWTH FUND......  declared and paid annually        annually           annually

     In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods. Each AIM Fund may make additional distributions, if necessary, to avoid a non-deductible 4% federal excise tax on certain undistributed income and capital gain (the "Excise Tax").

     All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class C shares may only be reinvested in Class C shares, (iii) dividends and distributions attributable to Class A shares may not be reinvested in Class B or Class C shares, and (iv) dividends and distributions attributable to the AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.

     Dividends on Class B and Class C shares of an AIM Fund are expected to be lower than dividends for Class A shares of that fund or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

     Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

     Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

     Each AIM Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income tax on net investment income, net capital gains and net gains from foreign currency transactions, if any, that are distributed to its shareholders. Each fund, for all federal tax purposes (including determining taxable income, distribution requirements and other requirements of Subchapter M), is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses, and each fund must individually comply with all of the provisions of the Code that are applicable to its operations.

     TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute to its shareholders substantially all of its net investment income, net realized capital gains and net gains from foreign currency transactions, if any, it is not expected that any such fund will be required to pay any federal income tax on amounts that it has distributed. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid imposition of the Excise Tax. Nevertheless, shareholders normally are subject to federal income tax, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional fund shares, except for "exempt-interest dividends" paid by AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND (the "Tax-Exempt Funds"), which are exempt from federal income tax. With respect to tax-exempt shareholders, dividends and distributions from the AIM Funds are not subject to federal income taxation to the extent permitted under the applicable tax exemption.

     Dividends from an AIM Fund's net investment income, net short-term capital gain and net gains from certain foreign currency transactions are taxable to its shareholders as ordinary income to the extent of its earnings and profits. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of the length of time the shareholder held his shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a non-corporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. An AIM Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with its holding periods for the securities it sold that generated the distributed gain), in which event its shareholders must treat those portions accordingly; thus, the relevant holding period is determined by how long the fund has held the securities on which the gain was realized, not by how long a shareholder has held fund shares. Recent legislation provides that a maximum tax rate of 20% (10% for taxpayers in the 15% marginal tax bracket) will apply to gain recognized after December 31, 1997 on capital assets held for more than one year.

     Dividends paid by a fund (but not other distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR REAL ESTATE FUND, AIM ASIAN GROWTH FUND, AIM DEVELOPING MARKETS FUND, AIM DOLLAR FUND, AIM EMERGING MARKETS FUND, AIM EMERGING MARKETS DEBT FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM EUROPE GROWTH FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL TRENDS FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM LATIN AMERICAN GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM NEW PACIFIC GROWTH FUND, AIM STRATEGIC INCOME FUND or any of the Tax-Exempt Funds will qualify for this dividends received deduction.

     Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all dividends and distributions paid during the year. The information regarding capital gain distributions will designate the portions thereof subject to the different maximum rates of tax applicable to non-corporate taxpayers' net capital gain indicated above. Certain dividends and distributions declared in

October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to them during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such fund.

     For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

     TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON TAXABLE DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, INDIVIDUALS AND CERTAIN OTHER NON-CORPORATE SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

     Under the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

     DIVIDENDS AND DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENTS OF ADDITIONAL INFORMATION. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS BEFORE INVESTING.

     TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may affect the amount of social security and railroad retirement benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of a shareholder, and may have other collateral federal income tax consequences. In addition, the Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for certain shareholders; each Tax-Exempt Fund may invest up to 20% of its net assets in such securities and other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

     The Tax-Exempt Funds may pay dividends to shareholders that are taxable, but will endeavor to avoid investments that would result in taxable dividends. The percentage of dividends that constitutes exempt-interest dividends, and the percentage thereof (if any) that constitutes items of tax preference, will be determined annually. These percentages may differ from the actual percentages for any particular day.

     To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional fund shares. Distributions of net capital gain will be taxable as long-term capital gains, whether received in cash or additional fund shares and regardless of the length of time a shareholder may have held his shares.

     From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

     AIM BASIC VALUE FUND, AIM DOLLAR FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM GLOBAL HIGH INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM STRATEGIC INCOME FUND -- SPECIAL TAX INFORMATION. Certain states exempt from income taxes dividends paid by mutual funds attributable to interest on U.S. Treasury and certain other U.S. government obligations. Investors should consult with their own tax advisors concerning the availability of such exemption.

     AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ASIAN GROWTH FUND, AIM DEVELOPING MARKETS FUND, AIM EMERGING MARKETS FUND, AIM EUROPE GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, AIM GLOBAL FINANCIAL SERVICES FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL INFRASTRUCTURE FUND, AIM GLOBAL RESOURCES FUND, AIM GLOBAL TELECOMMUNICATIONS FUND, AIM GLOBAL UTILITIES FUND, AIM INTERNATIONAL EQUITY FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM LATIN AMERICAN GROWTH FUND, AIM NEW PACIFIC GROWTH FUND, AIM WORLDWIDE GROWTH
FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to its shareholders credits for foreign taxes paid. If a fund makes such an election, a shareholder who receives a distribution (1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders and should note that if, for any fund, such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends for that year.

--------------------------------------------------------------------------------

GENERAL INFORMATION

     CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND, for which The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian. Chase Bank of Texas, N.A., P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.

     A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.

     SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

     YEAR 2000 COMPLIANCE PROJECT. In providing services to the AIM Funds, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish the year 2000 from the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers to the AIM Funds provide the AIM Funds and their shareholders.

     To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely
(i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and Phase (iii) has commenced. The Project is scheduled to be completed during the second quarter of 1999. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be viewed to confirm year 2000 compliance upon installation. No assurance can be given that the Project will be successful or that the AIM Funds will not otherwise be adversely affected by the year 2000 issue.

     OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

[AIM LOGO APPEARS HERE]         THE AIM FAMILY OF FUNDS--Registered Trademark--

Investment Manager
A I M Advisors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173

Sub-Advisor
INVESCO (NY), Inc.
50 California Street, 27th Floor
San Francisco, CA 94111

Principal Underwriter
A I M Distributors, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Accountants
PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

For more complete information about any other fund in The AIM Family of Funds--Registered Trademark--, including charges and expenses, please call (800) 347-4246 or write to A I M Distributors, Inc. and request a free prospectus. Please read the prospectus carefully before you invest or send money.

DVM-PRO-1

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ...............................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:



                                                                          FOR     AGAINST      ABSTAIN
1.   Proposal to approve a Plan of Reorganization and Termination that    [ ]       [ ]          [ ]
     provides for the combination of AIM Emerging Markets Fund and
     AIM Developing Markets Fund.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ...............................................................................
PROXY                                                                     PROXY
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                   AIM EMERGING MARKETS FUND - CLASS A SHARES
                      (a portfolio of AIM Investment Funds)

           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS February 10, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class A Shares of AIM Emerging Markets Fund, a portfolio of AIM Investment Funds, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                                   NOTE: PLEASE SIGN EXACTLY AS
                                                   YOUR NAME APPEARS ON THIS
                                                   PROXY CARD. All joint owners
                                                   should sign. When signing as
                                                   executor, administrator,
                                                   attorney, trustee or guardian
                                                   or as custodian for a minor,
                                                   please give full title as
                                                   such. If a corporation,
                                                   please sign in full corporate
                                                   name and indicate the
                                                   signer's office. If a
                                                   partner, sign in the
                                                   partnership name.


                                                   ----------------------------
                                                   Signature

                                                   ----------------------------
                                                   Signature (if held  jointly)

                                                   Dated
                                                        -----------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ...............................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:



                                                                          FOR     AGAINST      ABSTAIN
1.   Proposal to approve a Plan of Reorganization and Termination that    [ ]       [ ]          [ ]
     provides for the combination of AIM Emerging Markets Fund and
     AIM Developing Markets Fund.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ...............................................................................
PROXY                                                                     PROXY
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                   AIM EMERGING MARKETS FUND - CLASS B SHARES
                      (a portfolio of AIM Investment Funds)

           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS February 10, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class B Shares of AIM Emerging Markets Fund, a portfolio of AIM Investment Funds, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                                   NOTE: PLEASE SIGN EXACTLY AS
                                                   YOUR NAME APPEARS ON THIS
                                                   PROXY CARD. All joint owners
                                                   should sign. When signing as
                                                   executor, administrator,
                                                   attorney, trustee or guardian
                                                   or as custodian for a minor,
                                                   please give full title as
                                                   such. If a corporation,
                                                   please sign in full corporate
                                                   name and indicate the
                                                   signer's office. If a
                                                   partner, sign in the
                                                   partnership name.


                                                   ----------------------------
                                                   Signature

                                                   ----------------------------
                                                   Signature (if held  jointly)

                                                   Dated
                                                        -----------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ...............................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:



                                                                          FOR     AGAINST      ABSTAIN
1.   Proposal to approve a Plan of Reorganization and Termination that    [ ]       [ ]          [ ]
     provides for the combination of AIM Emerging Markets Fund and
     AIM Developing Markets Fund.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ...............................................................................
PROXY                                                                     PROXY
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                    AIM EMERGING MARKETS FUND - ADVISOR CLASS
                      (a portfolio of AIM Investment Funds)

           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS February 10, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Advisor Class Shares of AIM Emerging Markets Fund, a portfolio of AIM Investment Funds, on February 10, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                                   NOTE: PLEASE SIGN EXACTLY AS
                                                   YOUR NAME APPEARS ON THIS
                                                   PROXY CARD. All joint owners
                                                   should sign. When signing as
                                                   executor, administrator,
                                                   attorney, trustee or guardian
                                                   or as custodian for a minor,
                                                   please give full title as
                                                   such. If a corporation,
                                                   please sign in full corporate
                                                   name and indicate the
                                                   signer's office. If a
                                                   partner, sign in the
                                                   partnership name.


                                                   ----------------------------
                                                   Signature

                                                   ----------------------------
                                                   Signature (if held  jointly)

                                                   Dated
                                                        -----------------------



                                        2